UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5125

Dreyfus Variable Investment Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/08

FORM N-CSR/A

Item 1.	Reports to Stockholders.

Dreyfus Variable Investment Fund, Appreciation Portfolio

ANNUAL REPORT December 31, 2008

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents

THE PORTFOLIO

2	A Letter from the CEO

3	Discussion of Performance

6	Portfolio Performance

8	Understanding Your Portfolio’s Expenses

8	Comparing Your Portfolio’s Expenses With Those of Other Funds

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Important Tax Information

29	Board Members Information

32	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Appreciation Portfolio

The Portfolio

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them.That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk.As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Fayez Sarofim, of Fayez Sarofim & Co., Sub-Investment Adviser

Portfolio and Market Performance

For the 12-month period ended December 31, 2008, Dreyfus Variable Investment Fund,Appreciation Portfolio’s Initial shares produced a total return of –29.55%, and its Service shares produced a total return of –29.72% .1 In comparison, the total return of the portfolio’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), was –36.99% for the same period.2

2008 proved to be a highly challenging year for most investments, including large-cap stocks.A global economic slowdown and an intensifying financial crisis created a wave of selling pressure that produced negative returns in every economic sector represented in the S&P 500 Index. Although we are never satisfied with negative absolute returns, we nonetheless are pleased that the fund produced better results than its benchmark, which we attribute mainly to our longstanding focus on high-quality companies and an effective sector allocation strategy.

The Portfolio’s Investment Approach

The portfolio normally invests at least 80% of its assets in common stocks. The portfolio focuses on large, well-established multinational growth companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable above-average earnings growth. We focus on purchasing reasonably priced growth stocks of fundamentally sound companies in economic sectors that we believe will expand over the next three to five years or longer.

Extreme Volatility Roiled the Financial Markets

After producing relatively modest declines over the first half of 2008, stocks tumbled during the second half, producing losses for the S&P 500 Index that have not been seen during a single calendar year since the early 1930s.The bear market was triggered by an intensification of a credit crisis that began in 2007 and mushroomed in September 2008

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

with the failures of several major financial institutions.These developments exacerbated an ongoing economic slowdown, as lenders grew reluctant to extend credit even to some of their most trusted customers, causing consumer spending and business investment to decline sharply and commodity prices to retreat from previous record levels. In early December, the National Bureau of Economic Research confirmed that the U.S. economy was mired in its first recession since 2001.

Not surprisingly, the financial crisis was particularly hard on financial stocks, which posted greater losses, on average, than any of the S&P 500 Index’s other economic sectors. The industrials and consumer discretionary areas, which historically have been relatively sensitive to economic changes, also were among the more severely affected areas, as were businesses that tend to be sensitive to commodity prices, such as producers of energy and basic materials. Conversely, traditionally defensive areas, such as the health care and consumer staples sectors, generally posted more mild losses.

Avoiding Troubled Financial Companies

The portfolio’s focus on quality sheltered it from the full brunt of the bear market. Our security selection and sector allocation strategies were particularly effective in the financials sector, where we maintained a substantially underweighted position and were early in eliminating some of the financial giants at the epicenter of the financial crisis, including American International Group, Citigroup, Merrill Lynch & Co. and SunTrust Banks.

Instead, we focused on the traditionally defensive consumer staples sector, where overweighted exposure and strong stock selections helped the portfolio participate in relative strength among companies with positive cash flows, low debt levels and steady customer demand. Some of the portfolio’s better performers included brewer Anheuser-Busch, retailer Wal-Mart Stores and restaurant chain McDonald’s, all of which produced positive absolute returns in 2008. Other consumer staples holdings declined more modestly than market averages, including food giant Nestle, household goods producer Procter & Gamble and beverages leader Coca-Cola.The portfolio’s investments in the energy sector also fared relatively well, as integrated energy producers Exxon Mobil,

4

Chevron and ConocoPhillips held up better than most oil services and exploration-and-production specialists.

Of course, the portfolio also held its share of disappointments in 2008. For example, industrial giant General Electric suffered due to its exposure to the credit markets and slowing economy, and semiconductor maker Intel encountered softer demand for microchips.The fund also held no utilities or telecommunications services stocks, which generally produced above-average results.

Economic Weakness Likely to Persist

The stock market has remained volatile, staging a rally in the final month of the year that offset a portion of its earlier losses. However, we have maintained a defensive investment posture, as we expect the U.S. economy to continue to contract over the next several months.

Still, we remain optimistic over the longer term. The sharp decline in energy prices and an expected stimulus package from the federal government may put more cash in consumer’s pockets later in the year, while historically low interest rates could help reduce business costs. Therefore, we have remained invested in fundamentally strong large-cap companies that, in our analysis, could be among the first to rebound in an eventual market recovery.

January 15, 2009

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Appreciation Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	10 Years

Initial shares	(29.55)%	(0.73)%	(0.23)%
Service shares	(29.72)%	(0.98)%	(0.44)%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Appreciation Portfolio on 12/31/98 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2008 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund,Appreciation Portfolio from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 3.66	$ 4.77
Ending value (after expenses)	$773.40	$772.50

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 4.17	$ 5.43
Ending value (after expenses)	$1,021.01	$1,019.76

† Expenses are equal to the portfolio’s annualized expense ratio of .82% for Initial shares and 1.07% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—98.7%	Shares	Value ($)

Beverages—9.9%
Coca-Cola	524,700	23,753,169
PepsiCo	220,900	12,098,693
		35,851,862
Consumer Discretionary—9.0%
Christian Dior	72,700 [a]	4,067,522
McDonald’s	178,700	11,113,353
McGraw-Hill	216,500	5,020,635
News, Cl. A	529,836	4,816,209
News, Cl. B	8,600	82,388
Polo Ralph Lauren	34,900 [a]	1,584,809
Target	179,500	6,198,135
		32,883,051
Consumer Staples—24.7%
Altria Group	542,000	8,162,520
Estee Lauder, Cl. A	56,800	1,758,528
Nestle, ADR	449,000	17,825,300
Philip Morris International	542,000	23,582,420
Procter & Gamble	319,200	19,732,944
SYSCO	87,400	2,004,956
Wal-Mart Stores	92,300	5,174,338
Walgreen	442,300	10,911,541
Whole Foods Market	61,200 [a]	577,728
		89,730,275
Energy—22.0%
Chevron	250,000	18,492,500
ConocoPhillips	187,800	9,728,040
Exxon Mobil	392,164	31,306,452
Halliburton	87,400	1,588,932
Occidental Petroleum	122,300	7,336,777
Royal Dutch Shell, Cl. A, ADR	72,200	3,822,268
Total, ADR	104,800	5,795,440
Transocean	36,675 [b]	1,732,894
		79,803,303
Financial—2.6%
American Express	95,600	1,773,380
Bank of America	200,716	2,826,081

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
HSBC Holdings, ADR	43,700 [a]	2,126,879
JPMorgan Chase & Co.	87,500	2,758,875
		9,485,215
Health Care—11.6%
Abbott Laboratories	245,200	13,086,324
Johnson & Johnson	305,200	18,260,116
Medtronic	56,800	1,784,656
Merck & Co.	152,300	4,629,920
Roche Holding, ADR	55,900	4,279,145
		42,040,161
Industrial—6.6%
Caterpillar	43,700	1,952,079
Emerson Electric	199,100	7,289,051
Fluor	69,800	3,131,926
General Dynamics	18,000	1,036,620
General Electric	447,300	7,246,260
United Technologies	64,000	3,430,400
		24,086,336
Information Technology—10.3%
Apple	50,000 [b]	4,267,500
Automatic Data Processing	94,800	3,729,432
Cisco Systems	222,200 [b]	3,621,860
Intel	921,500	13,509,190
Microsoft	357,000	6,940,080
QUALCOMM	78,600	2,816,238
Texas Instruments	164,700	2,556,144
		37,440,444
Materials—2.0%
Freeport-McMoRan Copper & Gold	25,000	611,000
Praxair	105,700	6,274,352
Rio Tinto, ADR	5,000 [a]	444,550
		7,329,902
Total Common Stocks
(cost $315,127,167)		358,650,549

10

Other Investment—.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,000,000)	2,000,000 [c]	2,000,000

Investment of Cash Collateral
for Securities Loaned—2.2%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $8,054,859)	8,054,859 [c]	8,054,859

Total Investments (cost $325,182,026)	101.5%	368,705,408
Liabilities, Less Cash and Receivables	(1.5%)	(5,316,926)
Net Assets	100.0%	363,388,482

ADR—American Depository Receipts
a All or a portion of these securities are on loan. At December 31, 2008, the total market value of the portfolio’s securities on loan is $7,792,022 and the total market value of the collateral held by the portfolio is $8,054,859.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Consumer Staples	24.7	Industrial	6.6
Energy	22.0	Money Market Investments	2.8
Health Care	11.6	Financial	2.6
Information Technology	10.3	Materials	2.0
Beverages	9.9
Consumer Discretionary	9.0		101.5

† Based on net assets.
See notes to financial statements.

The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $7,792,022)—Note 1(c):
Unaffiliated issuers	315,127,167	358,650,549
Affiliated issuers	10,054,859	10,054,859
Cash		236,692
Receivable for shares of Beneficial Interest subscribed		1,797,715
Dividends and interest receivable		987,551
Receivable for investment securities sold		263,839
Prepaid expenses		33,272
		372,024,477

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		182,507
Due to Fayez Sarofim & Co.		74,362
Liability for securities on loan—Note 1(c)		8,054,859
Payable for shares of Beneficial Interest redeemed		194,234
Interest payable—Note 2		37,043
Accrued expenses		92,990
		8,635,995

Net Assets ($)		363,388,482

Composition of Net Assets ($):
Paid-in capital		284,588,914
Accumulated undistributed investment income—net		9,101,859
Accumulated net realized gain (loss) on investments		26,171,622
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		43,526,087

Net Assets ($)		363,388,482

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	274,782,083	88,606,399
Shares Outstanding	9,515,930	3,087,806

Net Asset Value Per Share ($)	28.88	28.70
See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $218,533 foreign taxes withheld at source):
Unaffiliated issuers	13,256,826
Affiliated issuers	79,129
Income from securities lending	169,877
Total Income	13,505,832
Expenses:
Investment advisory fee—Note 3(a)	2,370,590
Sub-investment advisory fee—Note 3(a)	1,470,590
Distribution fees—Note 3(b)	269,613
Prospectus and shareholders’ reports	118,737
Professional fees	48,489
Custodian fees—Note 3(b)	47,773
Trustees’ fees and expenses—Note 3(c)	37,947
Shareholder servicing costs—Note 3(b)	11,298
Loan commitment fees—Note 2	5,481
Interest expense—Note 2	2,525
Miscellaneous	22,390
Total Expenses	4,405,433
Less—reduction in fees due to earnings credits—Note 1(c)	(164)
Net Expenses	4,405,269
Investment Income—Net	9,100,563

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	26,188,537
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(201,060,241)
Net Realized and Unrealized Gain (Loss) on Investments	(174,871,704)
Net (Decrease) in Net Assets Resulting from Operations	(165,771,141)

See notes to financial statements.

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	9,100,563	11,118,540
Net realized gain (loss) on investments	26,188,537	56,502,140
Net unrealized appreciation
(depreciation) on investments	(201,060,241)	(16,029,486)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(165,771,141)	51,591,194

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(9,323,702)	(10,305,011)
Service Shares	(1,793,974)	(1,592,630)
Net realized gain on investments:
Initial Shares	(34,731,092)	—
Service Shares	(7,782,917)	—
Total Dividends	(53,631,685)	(11,897,641)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	28,676,825	41,265,860
Service Shares	26,240,401	33,395,223
Dividends reinvested:
Initial Shares	44,054,794	10,305,011
Service Shares	9,576,891	1,592,630
Cost of shares redeemed:
Initial Shares	(194,271,606)	(197,317,992)
Service Shares	(21,914,014)	(34,288,008)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(107,636,709)	(145,047,276)
Total Increase (Decrease) in Net Assets	(327,039,535)	(105,353,723)

Net Assets ($):
Beginning of Period	690,428,017	795,781,740
End of Period	363,388,482	690,428,017
Undistributed investment income—net	9,101,859	11,117,042

14

	Year Ended December 31,

	2008	2007

Capital Share Transactions:
Initial Shares
Shares sold	851,136	948,930
Shares issued for dividends reinvested	1,140,366	247,360
Shares redeemed	(5,170,023)	(4,506,835)
Net Increase (Decrease) in Shares Outstanding	(3,178,521)	(3,310,545)

Service Shares
Shares sold	748,259	754,362
Shares issued for dividends reinvested	249,009	38,386
Shares redeemed	(623,234)	(790,386)
Net Increase (Decrease) in Shares Outstanding	374,034	2,362

See notes to financial statements.

The Portfolio 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	44.86	42.55	37.11	35.56	34.42
Investment Operations:
Investment income—net[a]	.67	.66	.61	.54	.56
Net realized and unrealized gain
(loss) on investments	(13.01)	2.32	5.42	1.02	1.18
Total from Investment Operations	(12.34)	2.98	6.03	1.56	1.74
Distributions:
Dividends from investment income—net	(.77)	(.67)	(.59)	(.01)	(.60)
Dividends from net realized
gain on investments	(2.87)	—	—	—	—
Total Distributions	(3.64)	(.67)	(.59)	(.01)	(.60)
Net asset value, end of period	28.88	44.86	42.55	37.11	35.56

Total Return (%)	(29.55)	7.14	16.48	4.38	5.05

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81	.80	.82	.80	.79
Ratio of net expenses
to average net assets	.81[b]	.80	.82[b]	.80	.79
Ratio of net investment income
to average net assets	1.82	1.52	1.58	1.48	1.60
Portfolio Turnover Rate	3.41	5.17	3.86	2.67	1.64

Net Assets, end of period ($ x 1,000)	274,782	569,422	681,035	683,667	766,169

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

16

		Year Ended December 31,

Service Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	44.59	42.32	36.92	35.46	34.31
Investment Operations:
Investment income—net[a]	.58	.56	.51	.45	.46
Net realized and unrealized
gain (loss) on investments	(12.94)	2.30	5.41	1.01	1.19
Total from Investment Operations	(12.36)	2.86	5.92	1.46	1.65
Distributions:
Dividends from investment income—net	(.66)	(.59)	(.52)	—	(.50)
Dividends from net realized
gain on investments	(2.87)	—	—	—	—
Total Distributions	(3.53)	(.59)	(.52)	—	(.50)
Net asset value, end of period	28.70	44.59	42.32	36.92	35.46

Total Return (%)	(29.72)	6.85	16.21	4.12	4.80

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	1.05	1.07	1.05	1.04
Ratio of net expenses
to average net assets	1.06[b]	1.05	1.07[b]	1.05	1.04
Ratio of net investment income
to average net assets	1.61	1.27	1.33	1.24	1.34
Portfolio Turnover Rate	3.41	5.17	3.86	2.67	1.64

Net Assets, end of period ($ x 1,000)	88,606	121,006	114,746	101,172	80,529

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Appreciation Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the portfolio’s sub-investment adviser.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the portfolio by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York Mellon (formerly, The Bank of New York).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

18

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

The following is a summary of the inputs used as of December 31, 2008 in valuing the portfolio’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	346,600,963	0
Level 2—Other Significant
Observable Inputs	22,104,445	0
Level 3—Significant
Unobservable Inputs	0	0
Total	368,705,408	0

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management banks whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2008, The Bank of New York Mellon earned $72,804 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains are normally declared and paid annually, but

22

the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the portfolio did not have any liabilities for any unrecognized tax positions.The portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: ordinary income $9,225,592, undistributed capital gains $27,234,546 and unrealized appreciation $42,339,430.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: undistributed ordinary income $11,221,296 and $11,897,641 and long-term capital gains $42,410,389 and $0, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses, the portfolio increased accumu-

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

lated undistributed investment income-net by $1,930 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the portfolio participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the portfolio participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended December 31, 2008 was approximately $114,500, with a related weighted average annualized interest rate of 2.21% .

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio’s average daily net assets and is computed at the following annual rates: .55% of the first $150 million; .50% of the next $150 million; and .375% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim & Co., the sub-investment advisory fee is based upon the value of the portfolio’s average daily net assets and is computed at the following annual rates: .20% of the first $150 million; ..25% of the next $150 million; and .375% over $300 million.The fee is payable monthly.

24

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2008, Service shares were charged $269,613 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $1,285 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended December 31, 2008, the portfolio was charged $164 pursuant to the cash management agreement.

The portfolio compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $47,773 pursuant to the custody agreement.

During the period ended December 31, 2008, the portfolio was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advi-

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

sory fees $150,591, Rule 12b-1 distribution plan fees $17,933, custodian fees $12,591, chief compliance officer fees $1,197 and transfer agency per account fees $195.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $17,500,208 and $170,427,062, respectively.

At December 31, 2008, the cost of investments for federal income tax purposes was $326,368,683; accordingly, accumulated net unrealized appreciation on investments was $42,336,725, consisting of $96,193,330 gross unrealized appreciation and $53,856,605 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Boards released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Appreciation Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Appreciation Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DreyfusVariable Investment Fund,Appreciation Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York February 10, 2009

The Portfolio 27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $2.8650 per share as a long-term capital gain distribution and $.0070 per share as a short-term capital gain distribution paid on March 26, 2008 and also the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

28

BOARD MEMBERS INFORMATION (Unaudited)

The Portfolio 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

30

The Portfolio 31

OFFICERS OF THE FUND (Unaudited)

32

The Portfolio 33

For More Information

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus Variable Investment Fund, Developing Leaders Portfolio

ANNUAL REPORT December 31, 2008

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents

THE PORTFOLIO

2	A Letter from the CEO

3	Discussion of Performance

6	Portfolio Performance

8	Understanding Your Portfolio’s Expenses

8	Comparing Your Portfolio’s Expenses With Those of Other Funds

9	Statement of Investments

18	Statement of Assets and Liabilities

19	Statement of Operations

20	Statement of Changes in Net Assets

22	Financial Highlights

24	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Important Tax Information

35	Board Members Information

38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Developing Leaders Portfolio

The Portfolio

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Variable Investment Fund, Developing Leaders Portfolio covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Oliver Buckley, Langton C. Garvin and Kristin Crawford, Portfolio Managers

Portfolio and Market Performance Overview

For the 12-month period ended December 31, 2008, DreyfusVariable Investment Fund, Developing Leaders Portfolio’s Initial shares produced a total return of –37.59%, and its Service shares produced a total return of –37.77% .1 In comparison, the Russell 2000 Index (the “Index”), the portfolio’s benchmark, produced a total return of –33.79% for the same period.2

After a choppy start to the year, stock markets plummeted during the second half of 2008 due to an intensifying financial crisis and slowing economic growth. All market capitalization ranges fell sharply, but small-cap stocks generally suffered slightly less precipitous declines than their larger-cap counterparts. The portfolio’s performance was negatively affected by several individual stock selections, which caused its returns to underperform the benchmark.

The Portfolio’s Investment Approach

We select small-cap stocks through a “bottom-up” approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by a proprietary quantitative model, which measures more than 40 stock characteristics to identify and rank stocks. Over time, we attempt to construct a portfolio that has exposure to industries and market capitalizations generally similar to the portfolio’s benchmark. Within each sector, we seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Investor Sentiment Overwhelmed Company Fundamentals

Rapidly changing economic and geopolitical forces produced exceptionally volatile market shifts during 2008. Over the first half of the year, robust global demand drove prices for petroleum and many other key industrial commodities sharply higher.At the same time, a credit crunch that began in 2007 produced massive losses for highly leveraged institutional investors, who were compelled to raise cash by selling their more liquid and creditworthy holdings, putting downward pressure on a broad

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

range of financial assets. During these six months, although the portfolio’s value-related analytical factors correlated poorly with performance, momentum-related metrics worked reasonably well.

As the second half of 2008 unfolded, housing prices deflated, unemployment rates rose, credit markets seized, a number of major financial institutions teetered on the brink of insolvency and commodity prices plunged, forcing businesses and consumers to curtail spending and driving the U.S. economy deeper into recession. In the face of these developments, investors increasingly reacted to short-term events rather than investing on the basis of long-term company fundamentals.The portfolio’s momentum metrics began to subtract from its relative performance, while value factors worked only slightly better.As a result, our quantitative, bottom-up stock selection approach proved relatively ineffective during the second half of the year.

Deteriorating Economic Conditions Produced Disappointments

Most of the portfolio’s weaker holdings were caught up in the sweep of negative economic news, with particularly disappointing relative returns in the basic materials, energy and industrials sectors. Coal mining company Alpha Natural Resources fell along with other commodity stocks shortly after the portfolio initiated its position in June 2008. Offshore oil and gas services provider Trico Marine Services declined after a series of weaker-than-expected earnings announcements, and it lost additional ground when commodity prices plunged. Automobile anti-theft device maker LoJack, which was sold during the reporting period, was undermined by weak U.S. car sales. Other notably poor performers included information technology services provider COMSYS IT Partners, which was also sold during the reporting period; banking company Oriental Financial Group; beverage distributor Central European Distribution; and wireless communications company iPCS, all of which were hurt by deteriorating business conditions.

On a more positive note, several holdings outperformed their industry peers,with some contributing positively to the portfolio’s relative returns. Biotechnology developer ViroPharma rose sharply due to increasing revenues and new product development. Surgical equipment maker CONMED posted consistently higher earnings and revenues despite budget tightening by hospitals, enabling the stock to hold its ground. Business process outsourcing provider Sykes Enterprises achieved mild

4

gains on the strength of steadily rising revenues and better-than-expected earnings. Investment advisory firm Greenhill & Co., which was sold during the reporting period, advanced on the growth of its asset management business in the face of a steep downturn affecting much of the financial sector. Finally, alternative fuel systems designer Fuel Systems Solutions fell by a relatively mild margin compared to other automobile equipment makers by delivering stronger-than-predicted earnings and revenue increases.

Emphasizing Companies with Healthy Balance Sheets

As economic conditions deteriorated and credit availability tightened, we have taken steps in an attempt to cushion the portfolio from certain foreseeable market risks. As of year-end, we have emphasized investments in higher-quality companies that we believe offer good prospects for consistent profitability despite the recessionary environment.We also have focused on companies that exhibit relatively little sensitivity to tight credit markets because they hold little debt or have the ability to service their debt independently. By using our quantitative process to identify the individual stocks with attractive value, momentum and quality characteristics in each sector and industry, we believe we can position the portfolio to perform relatively well even in these challenging times.

January 15, 2009

The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Developing Leaders Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 1, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	10 Years

Initial shares	(37.59)%	(7.46)%	(0.55)%
Service shares	(37.77)%	(7.70)%	(0.76)%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Developing Leaders Portfolio on 12/31/98 to a $10,000 investment made in the Russell 2000 Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2008 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Developing Leaders Portfolio from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 3.05	$ 4.10
Ending value (after expenses)	$683.80	$682.80

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 3.66	$ 4.93
Ending value (after expenses)	$1,021.52	$1,020.26

† Expenses are equal to the portfolio’s annualized expense ratio of .72% for Initial shares and .97% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—99.4%	Shares	Value ($)

Commercial & Professional Services—8.1%
Anixter International	20,300 [a]	611,436
Applied Industrial Technologies	36,400 [a]	688,688
ATC Technology	15,100 [b]	220,913
Beacon Roofing Supply	45,500 [a,b]	631,540
Concur Technologies	16,200 [a,b]	531,684
Cross Country Healthcare	84,900 [a,b]	746,271
Gartner	35,800 [a,b]	638,314
MPS Group	139,800 [a,b]	1,052,694
MWI Veterinary Supply	6,500 [b]	175,240
Nash Finch	12,800 [a]	574,592
On Assignment	45,300 [b]	256,851
PSS World Medical	35,800 [a,b]	673,756
ScanSource	51,800 [a,b]	998,186
School Specialty	11,400 [a,b]	217,968
Standard Register	46,400 [a]	414,352
Sykes Enterprises	97,700 [b]	1,868,024
TeleTech Holdings	125,000 [b]	1,043,750
Viad	25,500	630,870
VistaPrint	16,300 [b]	303,343
Watson Wyatt Worldwide, Cl. A	3,600 [a]	172,152
World Fuel Services	4,000	148,000
		12,598,624
Communications—2.7%
iPCS	56,700 [b]	388,962
NTELOS Holdings	59,700	1,472,202
Starent Networks	107,200 [a,b]	1,278,896
Syniverse Holdings	36,000 [b]	429,840
USA Mobility	45,500 [b]	526,435
		4,096,335
Consumer Durables—3.2%
Fossil	77,000 [a,b]	1,285,900
Fuel Systems Solutions	33,200 [a,b]	1,087,632
M/I Homes	15,300	161,262
Meritage Homes	12,000 [b]	146,040
Mine Safety Appliances	7,800	186,498

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Durables (continued)
Polaris Industries	34,200 [a]	979,830
WMS Industries	43,000 [a,b]	1,156,700
		5,003,862
Consumer Non-Durables—4.2%
American Greetings, Cl. A	89,500	677,515
Cal-Maine Foods	54,100 [a]	1,552,670
Central European Distribution	23,600 [b]	464,920
Chattem	5,500 [a,b]	393,415
M & F Worldwide	40,600 [a,b]	627,270
Oxford Industries	66,600	584,082
Perry Ellis International	58,300 [b]	369,622
True Religion Apparel	26,200 [b]	325,928
Universal	37,400 [a]	1,117,138
Warnaco Group	15,600 [b]	306,228
		6,418,788
Consumer Services—3.4%
Bally Technologies	17,100 [a,b]	410,913
Bidz.com	60,200 [a,b]	276,920
Cox Radio, Cl. A	33,100 [a,b]	198,931
Fisher Communications	5,100 [a]	105,264
Jack in the Box	62,600 [a,b]	1,382,834
P.F. Chang’s China Bistro	18,800 [a,b]	393,672
Peet’s Coffee & Tea	24,500 [b]	569,625
Pre-Paid Legal Services	27,600 [a,b]	1,029,204
Priceline.com	10,800 [a,b]	795,420
Red Robin Gourmet Burgers	10,100 [b]	169,983
		5,332,766
Electronic Technology—7.6%
Anaren	33,900 [b]	405,105
Avocent	21,000 [b]	376,110
Cognex	85,100	1,259,480
Comtech Telecommunications	6,500 [b]	297,830
CTS	61,500	338,865
Daktronics	11,800	110,448
Dionex	16,900 [b]	757,965
EMS Technologies	9,400 [b]	243,178
Intevac	80,900 [b]	410,163

10

Common Stocks (continued)	Shares	Value ($)

Electronic Technology (continued)
Methode Electronics	41,200	277,688
Multi-Fineline Electronix	50,200 [a,b]	586,838
OmniVision Technologies	75,800 [b]	397,950
Oplink Communications	61,400 [b]	528,040
Orbital Sciences	91,900 [b]	1,794,807
Pericom Semiconductor	147,900 [b]	810,492
Polycom	38,000 [b]	513,380
Rackable Systems	35,400 [b]	139,476
Semtech	44,700 [a,b]	503,769
Skyworks Solutions	93,600 [a,b]	518,544
Standard Microsystems	13,900 [b]	227,126
TTM Technologies	65,200 [a,b]	339,692
Ultratech	15,500 [b]	185,380
Volterra Semiconductor	94,900 [a,b]	678,535
		11,700,861
Energy Minerals—2.9%
Alpha Natural Resources	14,000 [b]	226,660
Berry Petroleum, Cl. A	14,900	112,644
Carrizo Oil & Gas	26,500 [a,b]	426,650
Comstock Resources	11,300 [b]	533,925
Contango Oil & Gas	24,600 [b]	1,384,980
Mariner Energy	73,300 [b]	747,660
McMoRan Exploration	59,700 [a,b]	585,060
Stone Energy	47,701 [b]	525,665
		4,543,244
Finance—19.2%
Amerisafe	38,100 [b]	782,193
AmTrust Financial Services	67,000	777,200
Aspen Insurance Holdings	69,000	1,673,250
Banco Latinoamericano de Exportaciones, Cl. E	19,800	284,328
Bank Mutual	17,100	197,334
BankFinancial	15,900	162,021
Cash America International	8,200	224,270
Columbia Banking System	16,200	193,266
Community Bank System	22,100	539,019
Compass Diversified Holdings	93,900	1,056,375
CorVel	16,500 [b]	362,670

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Delphi Financial Group, Cl. A	11,200	206,528
Dollar Financial	66,900 [a,b]	689,070
EZCORP, Cl. A	55,900 [b]	850,239
Financial Federal	8,200 [a]	190,814
First BanCorp/Puerto Rico	64,500	718,530
First Financial Bancorp	66,300	821,457
First Merchants	20,400	453,084
FirstMerit	83,800 [a]	1,725,442
Hercules Technology Growth Capital	51,743	409,805
Interactive Brokers Group, Cl. A	60,500 [b]	1,082,345
IPC Holdings	9,300	278,070
Knight Capital Group, Cl. A	93,500 [a,b]	1,510,025
National Penn Bancshares	125,128 [a]	1,815,607
Northwest Bancorp	10,500 [a]	224,490
Old National Bancorp	62,400 [a]	1,133,184
Old Second Bancorp	50,900 [a]	590,440
optionsXpress Holdings	54,000	721,440
Oriental Financial Group	92,600	560,230
Pacific Capital Bancorp	71,000 [a]	1,198,480
Platinum Underwriters Holdings	54,500	1,966,360
PMA Capital, Cl. A	56,200 [b]	397,896
Prospect Capital	23,100 [a]	276,507
RSC Holdings	96,700 [a,b]	823,884
Southside Bancshares	21,500 [a]	505,250
Susquehanna Bancshares	95,400 [a]	1,517,814
SVB Financial Group	36,800 [a,b]	965,264
UMB Financial	4,500	221,130
Universal American Financial	28,400 [b]	250,488
WesBanco	17,300 [a]	470,733
World Acceptance	12,900 [b]	254,904
WSFS Financial	14,200	681,458
		29,762,894
Health Care Technology—11.5%
Alnylam Pharmaceuticals	16,000 [a,b]	395,680
American Medical Systems Holdings	18,300 [a,b]	164,517
American Oriental Bioengineering	85,700 [a,b]	581,903

12

Common Stocks (continued)	Shares	Value ($)

Health Care Technology (continued)
Analogic	25,500	695,640
AngioDynamics	38,200 [b]	522,958
BioMarin Pharmaceutical	47,400 [a,b]	843,720
Bruker	116,200 [a,b]	469,448
CONMED	61,900 [b]	1,481,886
Cubist Pharmaceuticals	10,000 [a,b]	241,600
Cyberonics	45,600 [b]	755,592
Cynosure, Cl. A	84,672 [b]	773,055
Facet Biotech	10,720 [b]	102,805
Idera Pharmaceuticals	21,900 [a,b]	168,192
Invacare	24,700 [a]	383,344
Isis Pharmaceuticals	48,800 [a,b]	691,984
Kensey Nash	31,200 [b]	605,592
Martek Biosciences	61,000 [a,b]	1,848,910
Merit Medical Systems	17,400 [b]	311,982
Momenta Pharmaceuticals	131,400 [a,b]	1,524,240
OSI Pharmaceuticals	15,900 [a,b]	620,895
PDL BioPharma	53,600	331,248
Regeneron Pharmaceuticals	61,100 [b]	1,121,796
Sirona Dental Systems	64,600 [a,b]	678,300
Somanetics	15,800 [b]	260,858
ViroPharma	138,600 [a,b]	1,804,572
Vnus Medical Technologies	16,900 [b]	274,118
Zoll Medical	8,900 [b]	168,121
		17,822,956
Industrial Services—3.0%
Dycom Industries	31,300 [a,b]	257,286
EMCOR Group	46,700 [a,b]	1,047,481
Gulf Island Fabrication	26,000	374,660
Lufkin Industries	8,100	279,450
Matrix Service	21,100 [b]	161,837
Michael Baker	39,600 [b]	1,461,636
Perini	30,800 [b]	720,104
Petroleum Development	8,700 [b]	209,409
Tetra Tech	4,400 [b]	106,260
		4,618,123

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Non-Energy Minerals—.3%
Worthington Industries	47,900 [a]	527,858
Process Industries—5.1%
Andersons	6,700 [a]	110,416
AptarGroup	22,100	778,804
CF Industries Holdings	4,500	221,220
Darling International	77,300 [b]	424,377
Glatfelter	147,900	1,375,470
Grace (W.R.) & Co.	37,200 [b]	222,084
GrafTech International	120,700 [b]	1,004,224
H.B. Fuller	31,700	510,687
Innophos Holdings	58,500	1,158,885
Minerals Technologies	15,200	621,680
NewMarket	6,000	209,460
Olin	39,500 [a]	714,160
Schulman (A.)	19,000 [a]	323,000
Terra Industries	13,400	223,378
		7,897,845
Producer Manufacturing—7.4%
A.O. Smith	41,300	1,219,176
Aaon	28,500 [a]	595,080
Actuant, Cl. A	12,800	243,456
Acuity Brands	18,200 [a]	635,362
Ampco-Pittsburgh	5,800	125,860
Baldor Electric	21,300 [a]	380,205
Brady, Cl. A	4,400	105,380
Bucyrus International, Cl. A	10,700	198,164
Chart Industries	60,800 [b]	646,304
CIRCOR International	27,100	745,250
Columbus McKinnon	20,800 [b]	283,920
DXP Enterprises	23,800 [b]	347,718
Energy Conversion Devices	23,400 [a,b]	589,914
Gibraltar Industries	17,100 [a]	204,174
Insteel Industries	68,900	777,881
Kadant	15,800 [a,b]	212,984
Knoll	68,500 [a]	617,870
L.B. Foster, Cl. A	33,000 [a,b]	1,032,240
Mueller Industries	10,400	260,832

14

Common Stocks (continued)	Shares	Value ($)

Producer Manufacturing (continued)
NCI Building Systems	45,200 [b]	736,760
Regal-Beloit	8,400 [a]	319,116
Robbins & Myers	18,400	297,528
Tecumseh Products, Cl. A	23,700 [a,b]	227,046
Tredegar	18,600	338,148
Wabtec	7,900 [a]	314,025
		11,454,393
Retail Trade—4.3%
Aeropostale	66,200 [a,b]	1,065,820
America’s Car-Mart	30,700 [b]	423,967
Big Lots	11,900 [a,b]	172,431
Casey’s General Stores	11,200 [a]	255,024
Children’s Place Retail Stores	30,700 [a,b]	665,576
Great Atlantic & Pacific Tea	42,400 [a,b]	265,848
Jo-Ann Stores	54,500 [b]	844,205
JoS. A. Bank Clothiers	44,100 [a,b]	1,153,215
Regis	16,300	236,839
Shoe Carnival	17,400 [b]	166,170
Systemax	92,700 [a]	998,379
Winn-Dixie Stores	27,000 [a,b]	434,700
		6,682,174
Technology Services—10.2%
Albany Molecular Research	81,800 [b]	796,732
AMERIGROUP	45,000 [a,b]	1,328,400
ANSYS	7,500 [b]	209,175
Black Box	14,800	386,576
CACI International, Cl. A	20,900 [b]	942,381
Centene	40,100 [b]	790,371
HEALTHSOUTH	22,100 [b]	242,216
InfoSpace	96,000 [a]	724,800
JDA Software Group	95,900 [b]	1,259,167
Kendle International	14,200 [a,b]	365,224
Manhattan Associates	88,200 [a,b]	1,394,442
Micros Systems	16,100 [b]	262,752
Molina Healthcare	21,500 [a,b]	378,615
Net 1 UEPS Technologies	36,900 [b]	505,530
PAREXEL International	23,800 [b]	231,098

The Portfolio 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Technology Services (continued)
PharMerica	69,300 [b]	1,085,931
Sohu.com	26,300 [a,b]	1,245,042
SPSS	54,100 [b]	1,458,536
Tyler Technologies	48,000 [b]	575,040
VASCO Data Security International	45,300 [a,b]	467,949
Vignette	97,100 [b]	913,711
Wind River Systems	22,500 [b]	203,175
		15,766,863
Transportation—2.3%
Celadon Group	21,300 [b]	181,689
Genco Shipping and Trading	11,500 [a]	170,200
Knightsbridge Tankers	76,400	1,119,260
Nordic American Tanker Shipping	3,400 [a]	114,750
Pacer International	106,900 [a]	1,114,967
Saia	15,000 [b]	162,900
Ship Finance International	40,500 [a]	447,525
Werner Enterprises	17,000	294,780
		3,606,071
Utilities—4.0%
CH Energy Group	13,700 [a]	704,043
Cleco	15,000 [a]	342,450
El Paso Electric	92,400 [b]	1,671,516
Nicor	10,600	368,244
NorthWestern	14,200	333,274
Ormat Technologies	23,800 [a]	758,506
Piedmont Natural Gas	55,200 [a]	1,748,184
PNM Resources	20,500	206,640
		6,132,857
Total Common Stocks
(cost $223,291,587)		153,966,514

Other Investment—.4%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $590,000)	590,000 [c]	590,000

16

Investment of Cash Collateral
for Securities Loaned—27.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $42,728,074)	42,728,074 [c]	42,728,074

Total Investments (cost $266,609,661)	127.4%	197,284,588
Liabilities, Less Cash and Receivables	(27.4%)	(42,430,917)
Net Assets	100.0%	154,853,671

a All or a portion of these securities are on loan. At December 31, 2008, the total market value of the portfolio’s securities on loan is $41,997,207 and the total market value of the collateral held by the portfolio is $42,728,074.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Money Market Investments	28.0	Consumer Non-Durables	4.2
Finance	19.2	Utilities	4.0
Health Care Technology	11.5	Consumer Services	3.4
Technology Services	10.2	Consumer Durables	3.2
Commercial &		Industrial Services	3.0
Professional Services	8.1	Energy Minerals	2.9
Electronic Technology	7.6	Communications	2.7
Producer Manufacturing	7.4	Transportation	2.3
Process Industries	5.1	Non-Energy Minerals	.3
Retail Trade	4.3		127.4

† Based on net assets.
See notes to financial statements.

The Portfolio 17

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $41,997,207)—Note 1(b):
Unaffiliated issuers	223,291,587	153,966,514
Affiliated issuers	43,318,074	43,318,074
Cash		84,985
Receivable for investment securities sold		201,548
Dividends and interest receivable		194,344
Receivable for shares of Beneficial Interest subscribed		3,400
Prepaid expenses		8,186
		197,777,051

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		38,093
Liability for securities on loan—Note 1(b)		42,728,074
Payable for shares of Beneficial Interest redeemed		26,332
Interest payable—Note 2		5,930
Accrued expenses		124,951
		42,923,380

Net Assets ($)		154,853,671

Composition of Net Assets ($):
Paid-in capital		295,849,722
Accumulated undistributed investment income—net		2,481,906
Accumulated net realized gain (loss) on investments		(74,152,884)
Accumulated net unrealized appreciation
(depreciation) on investments		(69,325,073)

Net Assets ($)		154,853,671

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	144,776,633	10,077,038
Shares Outstanding	7,617,217	536,864

Net Asset Value Per Share ($)	19.01	18.77
See notes to financial statements.

18

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $4,416 foreign taxes withheld at source):
Unaffiliated issuers	3,551,252
Affiliated issuers	32,858
Income from securities lending	1,120,451
Total Income	4,704,561
Expenses:
Investment advisory fee—Note 3(a)	2,069,321
Prospectus and shareholders’ reports	97,356
Professional fees	42,104
Distribution fees—Note 3(b)	37,128
Custodian fees—Note 3(b)	32,007
Trustees’ fees and expenses—Note 3(c)	20,038
Shareholder servicing costs—Note 3(b)	11,289
Loan commitment fees—Note 2	5,389
Interest expense—Note 2	1,268
Miscellaneous	13,948
Total Expenses	2,329,848
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(221,980)
Less—reduction in fees due to earnings credits—Note 1(b)	(126)
Net Expenses	2,107,742
Investment Income—Net	2,596,819

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(71,013,847)
Net unrealized appreciation (depreciation) on investments	(39,691,395)
Net Realized and Unrealized Gain (Loss) on Investments	(110,705,242)
Net (Decrease) in Net Assets Resulting from Operations	(108,108,423)
See notes to financial statements.

The Portfolio 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	2,596,819	3,707,421
Net realized gain (loss) on investments	(71,013,847)	3,676,310
Net unrealized appreciation
(depreciation) on investments	(39,691,395)	(66,170,150)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(108,108,423)	(58,786,419)

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(3,233,743)	(4,284,675)
Service Shares	(84,738)	(97,644)
Net realized gain on investments:
Initial Shares	(19,376,168)	(74,911,573)
Service Shares	(821,738)	(2,697,864)
Total Dividends	(23,516,387)	(81,991,756)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,450,835	16,144,677
Service Shares	2,234,509	3,462,954
Dividends reinvested:
Initial Shares	22,609,911	79,196,248
Service Shares	906,476	2,795,508
Cost of shares redeemed:
Initial Shares	(209,580,698)[a]	(145,698,313)
Service Shares	(3,887,841)	(4,503,858)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(179,266,808)	(48,602,784)
Total Increase (Decrease) in Net Assets	(310,891,618)	(189,380,959)

Net Assets ($):
Beginning of Period	465,745,289	655,126,248
End of Period	154,853,671	465,745,289
Undistributed investment income—net	2,481,906	3,313,210

a Includes redemption-in-kind amounting to $158,049,777.

20

	Year Ended December 31,

	2008	2007

Capital Share Transactions:
Initial Shares
Shares sold	329,367	442,684
Shares issued for dividends reinvested	810,973	2,190,161
Shares redeemed	(7,357,070)	(3,870,813)
Net Increase (Decrease) in Shares Outstanding	(6,216,730)	(1,237,968)

Service Shares
Shares sold	85,389	96,977
Shares issued for dividends reinvested	32,855	78,131
Shares redeemed	(154,285)	(123,606)
Net Increase (Decrease) in Shares Outstanding	(36,041)	51,502

See notes to financial statements.

The Portfolio 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	32.34	42.03	43.96	41.55	37.39
Investment Operations:
Investment income—net[a]	.26	.24	.31	.18	.08
Net realized and unrealized
gain (loss) on investments	(11.87)	(4.29)	1.56	2.23	4.16
Total from Investment Operations	(11.61)	(4.05)	1.87	2.41	4.24
Distributions:
Dividends from investment income—net	(.25)	(.31)	(.18)	—	(.08)
Dividends from net realized
gain on investments	(1.47)	(5.33)	(3.62)	—	—
Total Distributions	(1.72)	(5.64)	(3.80)	—	(.08)
Net asset value, end of period	19.01	32.34	42.03	43.96	41.55

Total Return (%)	(37.59)	(11.06)	3.77	5.80	11.34

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.83	.81	.82	.81	.79
Ratio of net expenses
to average net assets	.75	.81	.82[b]	.81[b]	.79[b]
Ratio of net investment income
to average net assets	.95	.66	.75	.43	.20
Portfolio Turnover Rate	77.65	90.75	97.52	67.11	56.06

Net Assets, end of period ($ x 1,000)	144,777	447,447	633,459	744,621	788,943

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

22

		Year Ended December 31,

Service Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	31.94	41.56	43.51	41.22	37.12
Investment Operations:
Investment income (loss)—net[a]	.20	.15	.21	.07	(.02)
Net realized and unrealized gain
(loss) on investments	(11.75)	(4.25)	1.53	2.22	4.12
Total from Investment Operations	(11.55)	(4.10)	1.74	2.29	4.10
Distributions:
Dividends from investment income—net	(.15)	(.19)	(.07)	—	—
Dividends from net realized
gain on investments	(1.47)	(5.33)	(3.62)	—	—
Total Distributions	(1.62)	(5.52)	(3.69)	—	—
Net asset value, end of period	18.77	31.94	41.56	43.51	41.22

Total Return (%)	(37.77)	(11.28)	3.52	5.56	11.05

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	1.06	1.08	1.06	1.04
Ratio of net expenses
to average net assets	.99	1.06	1.08[b]	1.06[b]	1.04[b]
Ratio of net investment income
(loss) to average net assets	.75	.42	.51	.18	(.04)
Portfolio Turnover Rate	77.65	90.75	97.52	67.11	56.06

Net Assets, end of period ($ x 1,000)	10,077	18,299	21,667	22,759	22,061

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Developing Leaders Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the portfolio by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of New York).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

24

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the portfolio’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	197,284,588	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	197,284,588	0

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

26

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management banks whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2008, The Bank of New York Mellon earned $480,193, from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the portfolio did not have any liabilities for any unrecognized tax positions.The portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,481,906, accumulated capital losses $56,692,296 and unrealized depreciation $69,457,967. In addition, the portfolio had $17,327,694 of capital losses realized after October 31, 2008 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

28

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007, were as follows: ordinary income $9,843,199 and $4,382,319 and long-term capital gains $13,673,188 and $77,609,437, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, net realized losses from redemptions-in-kind and dividend reclassification, the portfolio decreased accumulated undistributed investment income-net by $109,642, increased accumulated net realized gain (loss) on investments by $12,682,139 and decreased paid-in capital by $12,572,497. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the portfolio participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the portfolio participates with other Dreyfus managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended December 31, 2008, was approximately $40,400 with a related weighted average annualized interest rate of 3.14% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Portfolio 29

NOTES TO FINANCIAL STATEMENTS (continued)

The Manager has undertaken from January 1, 2008 through May 1, 2009 that, if the aggregate expenses, exclusive of shareholder servicing fees and Rule 12b-1 distribution plan fees, but including the investment advisory fee, exceed .75% of the value of the portfolio’s average daily net assets, the portfolio may deduct from the payment to be made to the Manager, or the Manager will bear, such excess expense. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $221,980 during the period ended December 31, 2008.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2008, Service shares were charged $37,128 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $904 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended December 31, 2008, the portfolio was charged $126 pursuant to the cash management agreement.

30

The portfolio compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $32,007 pursuant to the custody agreement.

During the period ended December 31, 2008, the portfolio was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $92,985, Rule 12b-1 distribution plan fees $2,015, custodian fees $9,581, chief compliance officer fees $1,197 and transfer agency per account fees $155, which are offset against an expense reimbursement currently in effect in the amount of $67,840.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $215,765,143 and $425,802,336, respectively. Sales of investment securities include securities amounting to $158,049,777 delivered pursuant to a redemption-in-kind. The net realized loss of $12,665,761 on the redemption-in-kind will not be realized for tax purposes.

At December 31, 2008, the cost of investments for federal income tax purposes was $266,742,555; accordingly, accumulated net unrealized depreciation on investments was $69,457,967, consisting of $4,274,630 gross unrealized appreciation and $73,732,597 gross unrealized depreciation.

The Portfolio 31

NOTES TO FINANCIAL STATEMENTS (continued)

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Developing Leaders Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Developing Leaders Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Developing Leaders Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 10, 2009

The Portfolio 33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $1.0000 per share as a long-term capital gain distribution and $.4740 per share as a short-term capital gain distribution paid on March 27, 2008 and also the portfolio hereby designates 72.77% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

34

BOARD MEMBERS INFORMATION (Unaudited)

The Portfolio 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

36

The Portfolio 37

OFFICERS OF THE FUND (Unaudited)

38

The Portfolio 39

NOTES

For More Information

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus Variable Investment Fund, Growth and Income Portfolio

ANNUAL REPORT December 31, 2008

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents

THE PORTFOLIO

2	A Letter from the CEO

3	Discussion of Performance

6	Portfolio Performance

8	Understanding Your Portfolio’s Expenses

8	Comparing Your Portfolio’s Expenses With Those of Other Funds

9	Statement of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

18	Financial Highlights

20	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Important Tax Information

30	Board Members Information

33	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Growth and Income Portfolio

The Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market. A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them.That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk.As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2008, through December 31, 2008

Portfolio and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Variable Investment Fund, Growth and Income Portfolio’s Initial shares achieved a –40.41% total return, and its Service shares achieved a total return of –40.53% .1 The portfolio’s benchmark, the Standard & Poor’s Composite 500 Index, returned –36.99% for the same period.2

Economic deterioration due to faltering credit markets,rising unemployment and declining home prices led to sharp declines among large-cap stocks during 2008. The portfolio underperformed its benchmark, mainly due to disappointing security selections in the information technology, energy and health care sectors.

On a separate note, effective January 6, 2009, Elizabeth Slover and John Bailer are the portfolio’s managers.

The Portfolio’s Investment Approach

To pursue the portfolio’s goal of seeking long-term capital growth, current income and growth of income consistent with reasonable investment risk, the portfolio invests primarily in stocks of domestic and foreign issuers. We employ a “growth style” of investing, seeking compa¬nies whose fundamental strengths suggest the potential to provide earnings growth over time, as well as focusing on dividend-paying stocks and other investments and investment techniques that provide income. We follow a consistent “bottom-up” approach that emphasizes individual stock selection. Income is generated primarily from dividend-paying stocks in which the portfolio may invest.

Economic Slump Led to Substantial Market Declines

After producing relatively modest declines over the first half of 2008, stocks tumbled during the second half, producing losses for the S&P 500 Index that have not been seen during a single calendar year since the early 1930s.The bear market was triggered by an intensification of a credit crisis that began in 2007 and mushroomed in September 2008 with the failures of several major financial institutions.These developments exacerbated an ongoing economic slowdown, as lenders grew reluctant to extend credit even to some of their most trusted customers,

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

causing consumer spending and business investment to decline sharply and commodity prices to retreat from previous record levels. In late November, the National Bureau of Economic Research confirmed that the U.S. economy was mired in its first recession since 2001.

Security Selections Produced Sub-Par Results

In this challenging environment, our stock selection strategy generally detracted from the portfolio’s relative performance, especially in the information technology sector. Steep declines by industry giants Microsoft,Apple, Google and Cisco Systems were mirrored by MEMC Electronic Materials, and Electronic Arts, all of which encountered softer demand from consumers and businesses. In addition, silicon wafer producer MEMC suffered ongoing operating problems and concerns surrounding customers’ ability to finance future projects, while video game maker Electronic Arts was hurt by restructuring efforts, new product delays and currency devaluation. Apple was also adversely affected by rumors regarding the health of its CEO.

An increase in the portfolio’s allocation to energy stocks proved to be poorly timed,taking a toll on performance when historically high energy prices reversed course mid-year. Integrated oil producers Exxon Mobil and Chevron, exploration-and-production firm Ultra Petroleum and energy services company Schlumberger declined along with crude oil prices, and natural gas producer Chesapeake Energy’s stock price plummeted when natural gas prices halved as production outpaced demand. Chesapeake Energy was sold during the reporting period. Despite a strong contribution to relative performance from biotechnology company Gilead Sciences,the portfolio’s health care holdings generally lagged market averages, primarily due to poor results from specialty health care company Allergan and contract-research organization Pharmaceutical Product Development (PPD). PPD’s stock slid amid concerns regarding future orders and current backlogs in clinical trials.

On the other hand, substantially underweighted exposure to troubled financial stocks aided the portfolio’s results compared to the benchmark. Reduced exposure to the hard-hit machinery segment of the industrials sector produced favorable results, and an investment in Waste Management benefited from industry consolidation and a recent restructuring. Our focus on some of the better-performing consumer discretionary stocks bolstered the portfolio’s relative performance, as Wal-Mart Stores and Family Dollar Stores advanced when cost-con-

4

scious consumers turned to less expensive goods. Our position in Family Dollar Stores was sold during the reporting period. Positions in for-profit education companies Apollo Group and DeVry also supported the portfolio’s returns, as concerns regarding the availability of student loans weighed on the market price of these securities and provided the portfolio with attractive buying opportunities. Fortunate timing in the purchase of AT&T and the sale of Potash Corporation of Saskatchewan also helped boost the portfolio’s relative performance.

Maintaining a Focus on Quality

At the end of the reporting period, rising unemployment, declining industrial production and slumping housing markets continued to weigh on the U.S. economy. However, lower energy prices, expectations of a meaningful economic stimulus package from the federal government and news that large lenders might begin working with homeowners to prevent further foreclosures may soon provide a foundation for rebuilding consumer confidence and reinvigorating economic growth.

As 2009 begins, the portfolio’s new management team has continued to focus on companies whose fundamentals remain strong despite reduced growth expectations.We intend to continue our emphasis on higher-quality stocks that, in our judgment, are attractively priced, positioned to weather the current storm and poised to participate in an eventual market rebound.

January 15, 2009

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Growth and Income Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	10 Years

Initial shares	(40.41)%	(3.85)%	(1.93)%
Service shares	(40.53)%	(4.03)%	(2.09)%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Growth and Income Portfolio on 12/31/98 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2008 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 3.74	$ 4.78
Ending value (after expenses)	$670.40	$669.60

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 4.52	$ 5.79
Ending value (after expenses)	$1,020.66	$1,019.41

† Expenses are equal to the portfolio’s annualized expense ratio of .89% for Initial shares and 1.14% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—98.3%	Shares	Value ($)

Consumer Discretionary—11.4%
Amazon.com	7,446 [a]	381,831
Apollo Group, Cl. A	13,350 [a,b]	1,022,877
Bed Bath & Beyond	9,536 [a]	242,405
Best Buy	18,336	515,425
Carnival	27,392	666,173
DeVry	5,105	293,078
GameStop, Cl. A	12,205 [a]	264,360
Gap	41,549	556,341
Home Depot	98,798	2,274,330
Johnson Controls	14,780	268,405
McDonald’s	3,580	222,640
News, Cl. A	119,010	1,081,801
Nordstrom	8,979 [b]	119,510
Omnicom Group	14,310	385,225
Tiffany & Co.	9,113	215,340
Time Warner	65,760	661,546
Walt Disney	18,686	423,985
		9,595,272
Consumer Staples—13.3%
Avon Products	26,681	641,144
Cadbury, ADR	9,520	339,578
Colgate-Palmolive	6,107	418,574
CVS Caremark	35,499	1,020,241
Dean Foods	20,964 [a,b]	376,723
Estee Lauder, Cl. A	8,973	277,804
Kimberly-Clark	3,360	177,206
Kraft Foods, Cl. A	65,300	1,753,305
PepsiCo	22,170	1,214,251
Philip Morris International	35,435	1,541,777
Procter & Gamble	10,451	646,081
Safeway	25,685	610,532
Wal-Mart Stores	38,898	2,180,622
		11,197,838

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy—11.9%
Apache	4,306	320,926
Chevron	34,518	2,553,296
Devon Energy	4,260	279,925
Exxon Mobil	36,026	2,875,956
Hess	2,944	157,916
Marathon Oil	8,100	221,616
Occidental Petroleum	27,010	1,620,330
Schlumberger	11,441	484,297
Ultra Petroleum	13,629 [a]	470,337
XTO Energy	28,870	1,018,245
		10,002,844
Exchange Traded Funds—.2%
Standard & Poor’s Depository Receipts (Tr. Ser. 1)	2,095 [b]	189,053
Financial—13.8%
Aflac	4,520	207,197
Ameriprise Financial	8,130	189,917
Assurant	9,117	273,510
Bank of America	62,620	881,690
Charles Schwab	42,604	688,907
Chubb	13,450	685,950
Fidelity National Financial, Cl. A	34,620	614,505
Franklin Resources	13,610	868,046
Goldman Sachs Group	2,630	221,946
JPMorgan Chase & Co.	66,963	2,111,343
Marsh & McLennan Cos.	12,470	302,647
MetLife	18,850	657,111
Northern Trust	5,600	291,984
PNC Financial Services Group	12,950	634,550
Prudential Financial	3,950	119,527
Travelers Cos.	11,800	533,360
U.S. Bancorp	11,020	275,610
Unum Group	34,200	636,120
Wells Fargo & Co.	46,621	1,374,387
		11,568,307
Health Care—12.8%
Abbott Laboratories	32,015	1,708,641
Allergan	14,808	597,059

10

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
AmerisourceBergen	6,420	228,937
Baxter International	4,030	215,968
BioMarin Pharmaceutical	34,296 [a,b]	610,469
Covidien	16,148	585,203
Genentech	4,874 [a]	404,103
Gilead Sciences	15,810 [a]	808,523
Johnson & Johnson	9,957	595,727
Life Technologies	20,873 [a]	486,550
Merck & Co.	21,850	664,240
Pfizer	122,049	2,161,488
Pharmaceutical Product Development	15,578	451,918
Shire, ADR	7,715	345,478
Wyeth	22,194	832,497
		10,696,801
Industrial—8.1%
Delta Air Lines	14,767 [a]	169,230
Dover	11,840	389,773
Eaton	8,060	400,663
Energy Conversion Devices	5,028 [a,b]	126,756
FedEx	5,906	378,870
General Electric	74,980	1,214,676
Honeywell International	7,700	252,791
Lockheed Martin	3,830	322,026
Norfolk Southern	4,180	196,669
Union Pacific	14,267	681,963
Waste Management	80,608 [b]	2,671,349
		6,804,766
Information Technology—18.2%
Accenture, Cl. A	5,640	184,936
Activision Blizzard	21,813 [a]	188,464
Adobe Systems	23,888 [a]	508,575
Akamai Technologies	32,945 [a]	497,140
Altera	38,953	650,905
Apple	8,294 [a]	707,893
Autodesk	7,475 [a]	146,884
Automatic Data Processing	5,680	223,451
Broadcom, Cl. A	22,331 [a]	378,957

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Cisco Systems	110,681 [a]	1,804,100
Electronic Arts	21,658 [a]	347,394
EMC	60,705 [a]	635,581
Google, Cl. A	2,323 [a]	714,671
Hewlett-Packard	31,567	1,145,566
Intel	74,606	1,093,724
Juniper Networks	13,260 [a]	232,183
KLA-Tencor	11,629	253,396
MEMC Electronic Materials	16,077 [a]	229,580
Microsoft	126,245	2,454,203
Nokia, ADR	36,040	562,224
Oracle	35,866 [a]	635,904
QUALCOMM	29,015	1,039,607
Visa, Cl. A	11,739	615,711
		15,251,049
Materials—2.5%
Air Products & Chemicals	3,980	200,075
Dow Chemical	9,690	146,222
Freeport-McMoRan Copper & Gold	6,867	167,829
Monsanto	9,409	661,923
Packaging Corp. of America	30,610	412,011
Praxair	8,549	507,469
		2,095,529
Telecommunication Services—2.5%
AT & T	57,064	1,626,324
Verizon Communications	2,950	100,005
Windstream	38,070	350,244
		2,076,573
Utilities—3.6%
Entergy	12,190	1,013,355
Exelon	16,500	917,565
FPL Group	4,150	208,870
NRG Energy	12,280 [a,b]	286,492

12

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Questar	11,930	389,992
Southern	5,860	216,820
		3,033,094
Total Common Stocks
(cost $93,194,426)		82,511,126

Other Investment—2.0%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,664,000)	1,664,000 [c]	1,664,000

Investment of Cash Collateral
for Securities Loaned—5.7%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,809,058)	4,809,058 [c]	4,809,058

Total Investments (cost $99,667,484)	106.0%	88,984,184
Liabilities, Less Cash and Receivables	(6.0%)	(5,074,614)
Net Assets	100.0%	83,909,570

ADR—American Depository Receipts
a Non-income producing security.
b All or a portion of these securities are on loan. At December 31, 2008, the total market value of the portfolio’s securities on loan is $4,736,674 and the total market value of the collateral held by the portfolio is $4,809,058.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	18.2	Money Market Investments	7.7
Financial	13.8	Utilities	3.6
Consumer Staples	13.3	Materials	2.5
Health Care	12.8	Telecommunication Services	2.5
Energy	11.9	Exchange Traded Funds	.2
Consumer Discretionary	11.4
Industrial	8.1		106.0

† Based on net assets.
See notes to financial statements.

The Portfolio 13

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $4,736,674)—Note 1(b):
Unaffiliated issuers	93,194,426	82,511,126
Affiliated issuers	6,473,058	6,473,058
Cash		26,850
Receivable for investment securities sold		264,058
Dividends and interest receivable		176,322
Receivable for shares of Beneficial Interest subscribed		8,857
Prepaid expenses		9,151
		89,469,422

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		60,258
Liability for securities on loan—Note 1(b)		4,809,058
Payable for investment securities purchased		597,834
Payable for shares of Beneficial Interest redeemed		34,645
Interest payable—Note 2		422
Accrued expenses		57,635
		5,559,852

Net Assets ($)		83,909,570

Composition of Net Assets ($):
Paid-in capital		129,139,616
Accumulated undistributed investment income—net		53,518
Accumulated net realized gain (loss) on investments		(34,600,264)
Accumulated net unrealized appreciation
(depreciation) on investments		(10,683,300)

Net Assets ($)		83,909,570

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	73,919,449	9,990,121
Shares Outstanding	5,570,992	752,469

Net Asset Value Per Share ($)	13.27	13.28

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $984 foreign taxes withheld at source):
Unaffiliated issuers	1,833,677
Affiliated issuers	36,323
Income from securities lending	55,769
Total Income	1,925,769
Expenses:
Investment advisory fee—Note 3(a)	959,249
Professional fees	49,766
Distribution fees—Note 3(b)	39,232
Prospectus and shareholders’ reports	29,335
Custodian fees—Note 3(b)	17,013
Trustees’ fees and expenses—Note 3(c)	9,995
Shareholder servicing costs—Note 3(b)	5,330
Loan commitment fees—Note 2	1,715
Interest expense—Note 2	488
Miscellaneous	15,911
Total Expenses	1,128,034
Less—reduction in fees due to earnings credits—Note 1(b)	(58)
Net Expenses	1,127,976
Investment Income—Net	797,793

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(34,499,965)
Net unrealized appreciation (depreciation) on investments	(28,336,676)
Net Realized and Unrealized Gain (Loss) on Investments	(62,836,641)
Net (Decrease) in Net Assets Resulting from Operations	(62,038,848)

See notes to financial statements.

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	797,793	1,329,860
Net realized gain (loss) on investments	(34,499,965)	16,655,032
Net unrealized appreciation
(depreciation) on investments	(28,336,676)	(3,165,150)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(62,038,848)	14,819,742

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(721,418)	(1,208,144)
Service Shares	(59,367)	(123,297)
Net realized gain on investments:
Initial Shares	(14,614,354)	(7,523,230)
Service Shares	(2,053,893)	(929,607)
Total Dividends	(17,449,032)	(9,784,278)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,027,013	6,208,358
Service Shares	576,939	3,743,238
Dividends reinvested:
Initial Shares	15,335,772	8,731,374
Service Shares	2,113,260	1,052,904
Cost of shares redeemed:
Initial Shares	(24,079,608)	(38,914,721)
Service Shares	(4,315,709)	(3,294,844)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(7,342,333)	(22,473,691)
Total Increase (Decrease) in Net Assets	(86,830,213)	(17,438,227)

Net Assets ($):
Beginning of Period	170,739,783	188,178,010
End of Period	83,909,570	170,739,783
Undistributed investment income—net	53,518	45,337

16

	Year Ended December 31,

	2008	2007

Capital Share Transactions:
Initial Shares
Shares sold	165,341	247,822
Shares issued for dividends reinvested	787,447	366,739
Shares redeemed	(1,260,108)	(1,551,713)
Net Increase (Decrease) in Shares Outstanding	(307,320)	(937,152)

Service Shares
Shares sold	30,810	149,883
Shares issued for dividends reinvested	108,267	44,252
Shares redeemed	(224,041)	(131,541)
Net Increase (Decrease) in Shares Outstanding	(84,964)	62,594
See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	25.42	24.79	21.82	21.40	20.16
Investment Operations:
Investment income—net[a]	.13	.19	.18	.28	.24
Net realized and unrealized gain
(loss) on investments	(9.53)	1.79	2.97	.43	1.25
Total from Investment Operations	(9.40)	1.98	3.15	.71	1.49
Distributions:
Dividends from investment income—net	(.13)	(.19)	(.18)	(.29)	(.25)
Dividends from net realized
gain on investments	(2.62)	(1.16)	—	—	—
Total Distributions	(2.75)	(1.35)	(.18)	(.29)	(.25)
Net asset value, end of period	13.27	25.42	24.79	21.82	21.40

Total Return (%)	(40.41)	8.44	14.51	3.35	7.47

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	.81	.84	.81	.82
Ratio of net expenses
to average net assets	.85[b]	.81[b]	.83	.81[b]	.82[b]
Ratio of net investment income
to average net assets	.66	.76	.78	1.33	1.21
Portfolio Turnover Rate	134.81	71.85	124.50	65.91	52.74

Net Assets, end of period ($ x 1,000)	73,919	149,445	168,965	183,903	220,447

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

18

		Year Ended December 31,

Service Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	25.43	24.80	21.83	21.40	20.15
Investment Operations:
Investment income—net[a]	.08	.14	.14	.24	.21
Net realized and unrealized
gain (loss) on investments	(9.53)	1.79	2.97	.44	1.24
Total from Investment Operations	(9.45)	1.93	3.11	.68	1.45
Distributions:
Dividends from investment income—net	(.08)	(.14)	(.14)	(.25)	(.20)
Dividends from net realized
gain on investments	(2.62)	(1.16)	—	—	—
Total Distributions	(2.70)	(1.30)	(.14)	(.25)	(.20)
Net asset value, end of period	13.28	25.43	24.80	21.83	21.40

Total Return (%)	(40.53)	8.19	14.31	3.21	7.22

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.06	1.09	1.07	1.07
Ratio of net expenses
to average net assets	1.10[b]	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	.40	.55	.61	1.14	1.05
Portfolio Turnover Rate	134.81	71.85	124.50	65.91	52.74

Net Assets, end of period ($ x 1,000)	9,990	21,294	19,213	20,241	23,473

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering seven series, including the Growth and Income Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio’s investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser.

Effective July 1,2008,BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the portfolio by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager served as the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class the allocation of certain transfer agency cost and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

20

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the portfolio’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	88,984,184	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	88,984,184	0

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

22

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management banks whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2008, The Bank of New York Mellon earned $23,901 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date.The portfolio declares and pays dividends from invest-

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

ment income-net on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the portfolio did not have any liabilities for any unrecognized tax positions.The portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $53,518, accumulated capital losses $27,760,538 and unrealized depreciation $12,171,280. In addition, the portfolio had $5,351,746 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

24

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $9,798,190 and $1,331,441 and long-term capital gains $7,650,842 and $8,452,837, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to dividend reclassification, the portfolio decreased accumulated undistributed investment income-net by $8,827 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the portfolio participated with other Dreyfus managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the portfolio participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended December 31, 2008 was approximately $15,300, with a related weighted average annualized interest rate of 3.19% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolios’ average daily net assets and is payable monthly.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2008, Service shares were charged $39,232 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $267 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the portfolio was charged $58 pursuant to the cash management agreement.

The portfolio compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $17,013 pursuant to the custody agreement.

During the period ended December 31, 2008, the portfolio was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $51,967, Rule 12b-1 distribution plan fees $2,052, custodian fees $4,966, chief compliance officer fees $1,197 and transfer agency per account fees $76.

26

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $172,060,306 and $197,367,217, respectively.

At December 31, 2008, the cost of investments for federal income tax purposes was $101,155,464; accordingly, accumulated net unrealized depreciation on investments was $12,171,280, consisting of $4,507,427 gross unrealized appreciation and $16,678,707 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Portfolio 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 10, 2009

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $1.2030 per share as a long-term capital gain distribution and $1.4170 per share as a short-term capital gain distribution paid on March 31, 2008 and also the portfolio hereby designates 31.12% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

The Portfolio 29

BOARD MEMBERS INFORMATION (Unaudited)

30

The Portfolio 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

32

OFFICERS OF THE FUND (Unaudited)

The Portfolio 33

OFFICERS OF THE FUND (Unaudited) (continued)

34

NOTES

For More Information

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus Variable Investment Fund, International Equity Portfolio

ANNUAL REPORT December 31, 2008

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents

THE PORTFOLIO

2	A Letter from the CEO

3	Discussion of Performance

6	Portfolio Performance

8	Understanding Your Portfolio’s Expenses

8	Comparing Your Portfolio’s Expenses With Those of Other Funds

9	Statement of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

18	Financial Highlights

20	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Important Tax Information

33	Board Members Information

36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, International Equity Portfolio

The Portfolio

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market. A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Jonathan Bell, Portfolio Manager, Newton Capital Management Limited, Sub-Investment Adviser

Portfolio and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Variable Investment Fund, International Equity Portfolio’s Initial shares produced a total return of –42.22%, and its Service shares produced a total return of –42.36% .1 This compares with a –43.38% total return from the portfolio’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

Stocks throughout the world declined sharply in 2008 due to a slowing global economy and an intensifying financial crisis.While we are never satisfied with negative absolute returns, we are pleased that the portfolio produced slightly higher returns than the MSCI EAFE Index, which we attribute to relatively strong results from the financials and telecommunications services sectors.

The Portfolio’s Investment Approach

The portfolio seeks capital growth by investing primarily in stocks of foreign companies. When choosing stocks, we consider trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as new technologies and globalization; the relative values of equities, bonds and cash; company fundamentals and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, we seek what we believe are attractively priced companies that possess a sustainable competitive advantage in their market or sector. Securities are generally sold when themes or strategies change, when we determine that the company’s prospects have changed, or when a stock becomes fully valued by the market.

Stocks Tumbled in Volatile Markets

Like most other asset classes, international stocks suffered in 2008 as a global economic downturn gained momentum and a credit crisis mushroomed into a financial crisis that nearly led to the collapse of the global banking system. A credit crunch that originated in 2007 in the U.S.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

sub-prime mortgage market sent repercussions throughout the world, producing massive losses among financial institutions with exposure to complex mortgage-related instruments. As major banks teetered on the edge of insolvency, lenders grew reluctant to extend credit, even to other banks. The resulting lack of financing undermined the financial health of some businesses, and highly leveraged institutional investors were forced to sell their more liquid and creditworthy holdings to meet margin calls and redemption requests. Meanwhile, collapsing global demand sparked a sharp reversal in commodity prices, which fell sharply from their previous highs over the second half of the year.

Financials and Telecommunications Stocks Supported Relative Performance

Every country and economic sector represented in the MSCI EAFE Index posted negative absolute returns in 2008. Not surprisingly, losses were especially severe among highly leveraged financial institutions, which stood at the epicenter of the crisis. However, the portfolio was spared the full brunt of the financial sector’s decline, as we had established underweighted exposure to such companies compared to the benchmark. In addition, our security selection strategy enabled the portfolio to avoid many of the more severely affected banks. The portfolio also achieved above-average returns in the telecommunications sector, where an overweighted position helped it participate more fully in the sector’s comparatively mild declines. Finally, we had trimmed the portfolio’s exposure to the emerging markets, which were particularly hard-hit by deteriorating investor sentiment and plummeting commodity prices.

The portfolio encountered disappointing relative performance in the energy sector, where we failed to anticipate the magnitude of slumping demand for oil, natural gas and coal. Exploration-and-production companies declined especially sharply, including Siberia-based Sibir Energy and Petrobras.We eliminated the portfolio’s position in Sibir Energy due to poor corporate governance, but we retained Petrobras, which we believe remains fundamentally sound. The utilities sector also detracted from returns due to an underweighted position in the better-performing sector and sharp declines among individual holdings, including Eon in Germany, which we sold due to its high debt levels.

Finally, the portfolio’s 2008 results were influenced by changes in currency exchange rates.Although Japan’s stock market performed poorly

4

in local currency terms, a strengthening yen made it one of the MSCI EAFE Index’s better-performing markets in U.S. dollar terms. As it became clear to us that nervous investors were repatriating monies into U.S. dollars, boosting their value, we increased the portfolio’s exposure to international companies with a strong presence in the United States, such as pharmaceutical developer GlaxoSmithKline, food giant Nestle and household goods maker Unilever.

Positioned to Weather the Storm

As of year-end, global economic conditions have remained weak, and the financial crisis has persisted despite aggressive measures adopted by many governments and central banks.Therefore, we have intensified our focus on markets and companies with attractive dividend yields and strong growth prospects that, in our analysis, are likely to hold up relatively well during a potentially deep and protracted downturn. We have found a number of such opportunities in Japan, where valuations appear particularly attractive, and among certain health care companies whose products remain in demand regardless of economic developments.

January 15, 2009

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. An investment in this portfolio should be considered only as a supplement to an overall investment program.

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, International Equity Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	10 Years

Initial shares	(42.22)%	3.59%	3.09%
Service shares	(42.36)%	3.33%	2.88%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, International Equity Portfolio on 12/31/98 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2008 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 4.60	$ 5.62
Ending value (after expenses)	$619.20	$618.70

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 5.74	$ 7.00
Ending value (after expenses)	$1,019.46	$1,018.20

† Expenses are equal to the portfolio’s annualized expense ratio of 1.13% for Initial shares and 1.38% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—96.1%	Shares	Value ($)

Australia—3.5%
Newcrest Mining	23,447	556,094
QBE Insurance Group	27,623	502,119
Telstra	245,075	656,214
		1,714,427
Austria—.7%
Strabag	14,934	336,295
Brazil—5.0%
All America Latina Logistica (Units)	27,136	116,364
Cia de Bebidas das Americas
(AmBev), ADR (Preferred)	7,828	346,859
Cia Vale do Rio Doce, ADR	49,893	604,204
Global Village Telecom Holding	20,600 [a]	224,109
Petroleo Brasileiro (Preferred), ADR	27,939	570,235
Tele Norte Leste Participacoes, ADR	42,018	584,891
		2,446,662
Canada—.7%
Oncolytics Biotech	133,935 [a]	161,655
Suncor Energy	8,432	162,015
		323,670
China—.3%
Harbin Power Equipment, Cl. H	190,000	159,073
Finland—.6%
Elisa	18,535	316,904
France—4.1%
Air Liquide	4,185	380,745
Alstom	8,738	509,899
GDF SUEZ	9,188 [a]	451,162
Thales	16,471	682,972
		2,024,778

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Germany—6.7%
Bayer	13,283	767,179
Deutsche Boerse	6,754	476,930
Deutsche Telekom	36,075	539,069
Fresenius Medical Care & Co.	9,068	419,871
K+S	14,335	796,455
Symrise	20,909	290,064
		3,289,568
Hong Kong—3.0%
China Resources Land	234,000	289,707
Huabao International Holdings	595,000	391,239
Jardine Matheson Holdings	42,000	778,747
		1,459,693
Ireland—.7%
CRH	12,994	326,929
Japan—24.8%
Bank of Yokohama	218,000	1,289,498
Canon	11,200	351,585
Daiwa Securities Group	81,000	482,717
East Japan Railway	86	671,645
Ibiden	16,200	333,956
Japan Tobacco	343	1,135,811
KDDI	151	1,075,481
Konami	20,000	514,890
Mitsubishi	23,000	322,884
Nintendo	2,300	883,648
Nippon Telegraph & Telephone	88	472,956
Nissan Motor	134,200	486,073
NTT Urban Development	393	424,021
Rohm	9,700	489,806
Sawai Pharmaceutical	8,100	401,010
Secom	9,000	463,578

10

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Seven & I Holdings	18,600	637,231
Shimamura	3,800	293,997
Takeda Pharmaceutical	11,500	596,533
Yamada Denki	11,390	790,714
		12,118,034
Luxembourg—.8%
Millicom International Cellular	8,703	395,643
Malaysia—1.1%
Bursa Malaysia	131,700	197,099
Telekom Malaysia	399,600	356,776
		553,875
Netherlands—3.3%
Koninklijke Ahold	59,518	727,222
Unilever	37,325	899,660
		1,626,882
Norway—2.0%
StatoilHydro	44,357	721,535
Subsea 7	42,056 [a]	243,251
		964,786
Peru—1.0%
Credicorp	9,467	472,971
Russia—.5%
Gazprom, ADR	7,775	110,794
Sistema, GDR	24,463	134,546
		245,340
Singapore—.6%
DBS Group (Rights)	22,500 [a]	46,851
DBS Group Holdings	45,000	262,988
		309,839
South Africa—1.2%
Gold Fields	60,813	604,512

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

South Korea—.8%
LG Telecom	51,739	406,318
Switzerland—14.2%
ABB	25,056 [a]	366,771
Actelion	10,048 [a]	560,766
Bank Sarasin & Cie, Cl. B	12,500	369,944
Credit Suisse Group	12,282	328,874
Lonza Group	3,565	326,740
Nestle	34,100	1,332,795
Novartis	18,664	924,125
Roche Holding	8,970	1,369,498
Syngenta	1,883	354,539
Verwalt & Privat-Bank	2,136	280,960
Zurich Financial Services	3,394	723,858
		6,938,870
Thailand—.9%
Bangkok Bank	150,100	307,483
Bank of Ayudhya	497,400	137,921
		445,404
United Kingdom—19.6%
Admiral Group	17,869	233,790
Anglo American	13,626	302,874
BAE Systems	103,184	558,920
BP	170,482	1,289,283
British American Tobacco	22,283	576,674
Cable & Wireless	416,046	936,138
GlaxoSmithKline	31,619	583,937
ICAP	115,494	477,399
Prudential	65,281	390,918
Royal Dutch Shell, Cl. B	21,247	527,257

12

Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
Smith & Nephew	56,042	353,319
St. James’s Place	70,108	179,420
Standard Chartered	79,009	993,960
Tesco	92,165	477,038
Venture Production	55,456	339,459
Vodafone Group	703,643	1,406,214
		9,626,600

Total Investments (cost $58,829,698)	96.1%	47,107,073
Cash and Receivables (Net)	3.9%	1,892,399
Net Assets	100.0%	48,999,472

ADR—American Depository Receipts
GDR—Global Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	18.0	Consumer Services	7.6
Telecommunications	15.3	Utilities	4.6
Consumer Goods	12.6	Oil & Gas	4.4
Health Care	11.0	Technology	2.5
Materials	10.2
Industrial	9.9		96.1

† Based on net assets.
See notes to financial statements.

The Portfolio 13

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	58,829,698	47,107,073
Cash		420,303
Receivable for investment securities sold		1,848,097
Unrealized appreciation on forward currency
exchange contracts—Note 4		393,820
Dividends and interest receivable		174,648
Receivable for shares of Beneficial Interest subscribed		13,051
Prepaid expenses		2,876
		49,959,868

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		70,362
Payable for investment securities purchased		770,067
Unrealized depreciation on forward currency
exchange contracts—Note 4		50,955
Payable for shares of Beneficial Interest redeemed		24,330
Accrued expenses		44,682
		960,396

Net Assets ($)		48,999,472

Composition of Net Assets ($):
Paid-in capital		72,475,409
Accumulated undistributed investment income—net		1,517,506
Accumulated net realized gain (loss) on investments		(13,583,481)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(11,409,962)

Net Assets ($)		48,999,472

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	37,360,404	11,639,068
Shares Outstanding	2,929,712	915,194

Net Asset Value Per Share ($)	12.75	12.72

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $179,065 foreign taxes withheld at source)	1,983,126
Interest	796
Total Income	1,983,922
Expenses:
Investment advisory fee—Note 3(a)	551,694
Custodian fees—Note 3(b)	154,032
Auditing fees	51,812
Distribution fees—Note 3(b)	40,149
Prospectus and shareholders’ reports	17,129
Trustees’ fees and expenses—Note 3(c)	6,042
Shareholder servicing costs—Note 3(b)	2,587
Legal fees	1,881
Loan commitment fees—Note 2	980
Miscellaneous	21,356
Total Expenses	847,662
Less—reduction in fees due to
earnings credits—Note 1(c)	(9,714)
Net Expenses	837,948
Investment Income—Net	1,145,974

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(13,674,088)
Net realized gain (loss) on options transactions	(477,252)
Net realized gain (loss) on forward currency exchange contracts	1,392,272
Net Realized Gain (Loss)	(12,759,068)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(26,755,080)
Net Realized and Unrealized Gain (Loss) on Investments	(39,514,148)
Net (Decrease) in Net Assets Resulting from Operations	(38,368,174)

See notes to financial statements.

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	1,145,974	1,040,780
Net realized gain (loss) on investments	(12,759,068)	10,606,561
Net unrealized appreciation
(depreciation) on investments	(26,755,080)	953,023
Net Increase (Decrease) in Net Assets
Resulting from Operations	(38,368,174)	12,600,364

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,044,139)	(1,074,877)
Service Shares	(232,930)	(176,401)
Net realized gain on investments:
Initial Shares	(1,922,444)	—
Service Shares	(497,659)	—
Total Dividends	(3,697,172)	(1,251,278)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	11,271,804	28,845,262
Service Shares	5,935,274	8,610,473
Dividends reinvested:
Initial Shares	2,966,583	1,074,877
Service Shares	730,589	176,401
Cost of shares redeemed:
Initial Shares	(15,239,119)	(27,780,728)
Service Shares	(4,129,338)	(2,023,562)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	1,535,793	8,902,723
Total Increase (Decrease) in Net Assets	(40,529,553)	20,251,809

Net Assets ($):
Beginning of Period	89,529,025	69,277,216
End of Period	48,999,472	89,529,025
Undistributed investment income—net	1,517,506	866,632

16

	Year Ended December 31,

	2008	2007

Capital Share Transactions:
Initial Shares
Shares sold	581,150	1,383,929
Shares issued for dividends reinvested	145,207	54,014
Shares redeemed	(864,884)	(1,335,865)
Net Increase (Decrease) in Shares Outstanding	(138,527)	102,078

Service Shares
Shares sold	308,758	407,840
Shares issued for dividends reinvested	35,796	8,869
Shares redeemed	(236,219)	(94,486)
Net Increase (Decrease) in Shares Outstanding	108,335	322,223

See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	23.12	20.08	16.41	14.36	11.97
Investment Operations:
Investment income—net[a]	.30	.29	.22	.26	.27
Net realized and unrealized
gain (loss) on investments	(9.70)	3.10	3.59	1.85	2.64
Total from Investment Operations	(9.40)	3.39	3.81	2.11	2.91
Distributions:
Dividends from investment income—net	(.34)	(.35)	(.14)	(.06)	(.52)
Dividends from net realized
gain on investments	(.63)	—	—	—	—
Total Distributions	(.97)	(.35)	(.14)	(.06)	(.52)
Net asset value, end of period	12.75	23.12	20.08	16.41	14.36

Total Return (%)	(42.22)	17.12	23.31	14.75	24.57

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.03	1.03	1.10	1.04
Ratio of net expenses
to average net assets	1.08	.98	.97	1.09	1.04[b]
Ratio of net investment income
to average net assets	1.62	1.37	1.19	1.76	2.13
Portfolio Turnover Rate	99.61	113.77	98.92	92.82	96.55

Net Assets, end of period ($ x 1,000)	37,360	70,923	59,561	42,289	38,874

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

18

		Year Ended December 31,

Service Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	23.06	20.05	16.39	14.35	11.95
Investment Operations:
Investment income—net[a]	.24	.22	.16	.22	.24
Net realized and unrealized
gain (loss) on investments	(9.66)	3.11	3.61	1.85	2.63
Total from Investment Operations	(9.42)	3.33	3.77	2.07	2.87
Distributions:
Dividends from investment income—net	(.29)	(.32)	(.11)	(.03)	(.47)
Dividends from net realized
gain on investments	(.63)	—	—	—	—
Total Distributions	(.92)	(.32)	(.11)	(.03)	(.47)
Net asset value, end of period	12.72	23.06	20.05	16.39	14.35

Total Return (%)	(42.36)	16.84	23.06	14.45	24.20

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35	1.28	1.28	1.34	1.29
Ratio of net expenses
to average net assets	1.34	1.23	1.21	1.33	1.29[b]
Ratio of net investment income
to average net assets	1.33	1.02	.90	1.50	1.89
Portfolio Turnover Rate	99.61	113.77	98.92	92.82	96.55

Net Assets, end of period ($ x 1,000)	11,639	18,607	9,716	5,870	4,265

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the International Equity Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a non-diversified series.The portfolio’s investment objective is to maximize capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser. Newton Capital Management Limited (“Newton”) is the portfolio’s sub-investment adviser. Newton is also a wholly-owned subsidiary of BNY Mellon, and an affiliate of Dreyfus.

Effective July 1,2008,BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the portfolio by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

The following is a summary of the inputs used as of December 31, 2008 in valuing the portfolio’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	30,250,248	0
Level 2—Other Significant
Observable Inputs	16,856,825	342,865
Level 3—Significant
Unobservable Inputs	0	0
Total	47,107,073	342,865

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management banks whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

24

As of and during the period ended December 31, 2008, the portfolio did not have any liabilities for any unrecognized tax positions. The portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,002,791 accumulated capital losses $8,146,593 and unrealized depreciation $12,620,857. In addition, the portfolio had $4,711,278 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $1,279,244 and $1,251,278, and long-term capital gains $2,417,928 and $0, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses, dividend reclassification and passive foreign investment companies, the portfolio increased accumulated undistributed investment income-net by $781,969 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the portfolio participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the portfolio participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2008, the portfolio did not borrow under either Facility.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.35%
$100 million to $1 billion	.30%
$1 billion to $1.5 billion	.26%
In excess of $1.5 billion	.20%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies

26

and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2008, Service shares were charged $40,149 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $234 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended December 31, 2008, the portfolio was charged $30 pursuant to the cash management agreement.

The portfolio compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $154,032 pursuant to the custody agreement.

During the period ended December 31, 2008, the portfolio was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $29,994, Rule 12b-1 distribution plan fees $2,378, custodian fees $36,749, chief compliance officer fees $1,197 and transfer agency per account fees $44.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options and forward currency exchange contracts, during the period ended December 31, 2008, amounted to $72,680,920 and $72,804,957, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at December 31, 2008:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
British Pound,
expiring 1/2/2009	60,878	88,493	87,528	(965)
British Pound,
expiring 1/5/2009	119,313	172,932	171,543	(1,389)
Euro,
expiring 6/15/2009	684,523	962,030	947,152	(14,878)
Euro,
expiring 6/15/2009	665,898	935,855	921,381	(14,474)

28

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases (continued):
Euro,
expiring 7/15/2009	684,570	966,000	946,751	(19,249)
Japanese Yen,
expiring 3/13/2009	115,855,524	1,076,974	1,279,984	203,010
Japanese Yen,
expiring 3/13/2009	40,617,579	443,961	448,747	4,786
Sales:		Proceeds ($)
British Pound,
expiring 3/13/2009	637,000	1,076,974	914,446	162,528
British Pound,
expiring 3/13/2009	298,000	443,961	427,794	16,167
British Pound,
expiring 6/15/2009	648,000	935,855	929,912	5,943
Euro,
expiring 1/5/2009	24,438	34,392	33,971	421
Japanese Yen,
expiring 1/6/2009	2,193,064	24,373	24,193	180
Japanese Yen,
expiring 1/7/2009	4,651,723	51,595	51,315	280
Swiss Franc,
expiring 6/15/2009	1,020,000	962,030	961,525	505
Total				342,865

The portfolio may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument increases between those dates. At December 31, 2008, there were no call options written outstanding.

The Portfolio 29

NOTES TO FINANCIAL STATEMENTS (continued)

As a writer of put options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument decreases between those dates. At December 31, 2008, there were no put options written outstanding.

At December 31, 2008, the cost of investments for federal income tax purposes was $59,695,796; accordingly, accumulated net unrealized depreciation on investments was $12,588,723, consisting of $2,656,753 gross unrealized appreciation and $15,245,476 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 10, 2009

The Portfolio 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2008:

—the total amount of taxes paid to foreign countries was $165,872.

—the total amount of income sourced from foreign countries was $1,563,090.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2008 calendar year with Form 1099-DIV which will be mailed by January 31, 2009.

Also, the portfolio hereby designates $.6260 per share as a long-term capital gain distribution paid on March 31, 2008.

32

BOARD MEMBERS INFORMATION (Unaudited)

The Portfolio 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

34

The Portfolio 35

OFFICERS OF THE FUND (Unaudited)

36

The Portfolio 37

For More Information

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus Variable Investment Fund, International Value Portfolio

ANNUAL REPORT December 31, 2008

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents

THE PORTFOLIO

2	A Letter from the CEO

3	Discussion of Performance

6	Portfolio Performance

8	Understanding Your Portfolio’s Expenses

8	Comparing Your Portfolio’s Expenses With Those of Other Funds

9	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statement of Changes in Net Assets

19	Financial Highlights

21	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Important Tax Information

33	Board Members Information

36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, International Value Portfolio

The Portfolio

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the world’s financial markets. A credit crunch that began in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs. After several years of strong relative returns, international stocks generally declined more sharply than their U.S. counterparts.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk.As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by D. Kirk Henry, Senior Portfolio Manager

Portfolio and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Variable Investment Fund, InternationalValue Portfolio’s Initial shares produced a total return of –37.32%, and its Service shares produced a total return of –37.48% .1 This compares with a –43.38% return for the portfolio’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

International equities fell sharply in 2008, particularly during the second half of the year, due to a global economic slowdown and an intensifying financial crisis. While we are never satisfied with negative absolute returns, especially of this magnitude, we nonetheless are pleased that the portfolio produced higher returns than its benchmark, largely due to the success of our stock selection strategy, including limited exposure to materials stocks that declined sharply along with commodity prices.

The Portfolio’s Investment Approach

The portfolio seeks long-term capital growth by investing in stocks of foreign companies that we consider to be value companies.The portfolio may invest in companies of any size, and may also invest in companies located in emerging markets. Our investment approach is value-oriented and research-driven. When selecting stocks, we conduct extensive quantitative and fundamental research that emphasizes individual stock selection rather than economic and industry trends.We focus on how a stock is valued relative to its intrinsic worth, the company’s underlying business health as measured by return on assets and return on equity, and the presence of a catalyst that may trigger an increase in the stock price.

International Equities Tumbled in Global Economic Downturn

International equities lost substantial value during 2008 as investor sentiment was depressed by intensifying economic concerns and a global financial crisis. Rising unemployment and plummeting housing prices in

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

many international markets led to recessionary economic conditions in many parts of the world, dampening consumer spending and business investment. At the same time, the effects of the financial crisis were particularly severe among European banks, which reported massive write-downs among assets tied to troubled U.S. housing markets. As a result of these developments, all countries and market sectors tracked by the MSCI EAFE Index posted negative double-digit absolute returns during 2008, a testament to the depth and breadth of the bear market.

In many ways, the portfolio’s performance during the two halves of the year stood in stark contrast to each other.The portfolio lagged its benchmark during the first half of the reporting period due to its underweighted exposure to industrial and basic materials stocks. However, that same positioning was one of the primary drivers of the portfolio’s above-average results over the second half. As commodities markets slumped, we found better opportunities in the materials area through chemical and paper stocks, industries we have considered undervalued for some time.The portfolio also benefited from several of its energy holdings, including France’s Total, the United Kingdom’s BP and Netherlands-based Royal Dutch Shell, where we established positions before oil prices peaked and subsequently trimmed those holdings when oil prices began to fall.

Other areas of strong relative performance included an underweight position in European banks. Instead, we focused on some of the better-performing Japanese financial institutions that remained focused on the country’s domestic economy. Tokyo Gas and Central Japan Railways also bolstered relative performance, as did relatively limited exposure to Japanese exporters that were hurt when the yen rallied against the U.S. dollar and euro.

On the other hand, the portfolio’s stock selections in the consumer discretionary area generally disappointed. Holdings in auto makers Nissan Motor and Bayerische Motoren Werke (BMW) were adversely affected by a slowdown in U.S. sales. Although Volkswagen held up somewhat better, the portfolio had refrained from establishing a position in the stock due to valuation concerns.The uncertain economic environment also undermined U.K. consumer and media stocks, including Punch

4

Taverns, a pub operator, and Trinity Mirror, the region’s largest newspaper publisher. Trinity Mirror was sold during the reporting period. Finally, in the emerging markets, the portfolio was hurt by its exposure to Russian oil giant Gazprom and certain technology stocks in Taiwan.

Seeking to Protect Capital in a Turbulent Market

As 2009 begins, it is clear to us that global economic conditions have deteriorated and may not rebound as quickly as in previous market downturns. While government officials and monetary authorities across the globe have taken steps to ward off a more serious recession and possible deflation, market valuations currently reflect expectations of dismal business conditions. In this challenging environment, we have focused our efforts on cushioning declines for shareholders through investments in companies that, in our judgment, have solid capital structures, positive cash flows, the flexibility to reduce costs, and the ability to deliver earnings growth during economic expansions. In our judgment, stocks with these characteristics are likely to lead the international markets higher in an eventual rebound.

January 15, 2009

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. An investment in this fund should be considered only as a supplement to an overall investment program.

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, International Value Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

The Portfolio 5

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	10 Years

Initial shares	(37.32)%	1.45%	3.23%
Service shares	(37.48)%	1.25%	3.14%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, International Value Portfolio on 12/31/98 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2008 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 5.45	$ 6.53
Ending value (after expenses)	$721.70	$720.60

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 6.39	$ 7.66
Ending value (after expenses)	$1,018.80	$1,017.55

† Expenses are equal to the portfolio’s annualized expense ratio of 1.26% for Initial shares and 1.51% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—94.9%	Shares	Value ($)

Australia—1.8%
Amcor	160,840	653,711
Insurance Australia Group	130,021	354,721
National Australia Bank	38,201	560,038
OZ Minerals	322,796	123,779
		1,692,249
Belgium—.2%
Delhaize Group	2,560	157,286
Brazil—.9%
Petroleo Brasileiro, ADR	16,850	412,657
Tele Norte Leste Participacoes, ADR	27,080	376,954
		789,611
China—.5%
PetroChina, ADR	5,070	451,129
Finland—2.8%
Nokia	110,140	1,699,408
UPM-Kymmene	68,788	860,567
		2,559,975
France—10.4%
BNP Paribas	10,130	425,956
Cap Gemini	7,800	298,165
Carrefour	20,970	802,188
Credit Agricole	69,567	773,611
France Telecom	25,589	709,976
Lagardere	9,440	380,539
PPR	2,520	163,236
Sanofi-Aventis	50,220	3,169,291
Total	44,500	2,406,860
Vivendi	11,410	368,993
		9,498,815
Germany—8.7%
Allianz	5,890	614,053
Bayerische Motoren Werke	24,500	735,954
Daimler	14,994	556,491

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Germany (continued)
Deutsche Post	59,260	981,077
Deutsche Telekom	35,570	531,523
E.ON	28,570	1,129,456
MTU Aero Engines Holding	31,310	852,168
Muenchener Rueckversicherungs	8,570	1,322,310
RWE	9,797	867,485
Siemens	4,370	320,005
		7,910,522
Greece—2.4%
Coca-Cola Hellenic Bottling	44,540	643,892
Public Power	95,960	1,539,308
		2,183,200
Hong Kong—2.8%
BOC Hong Kong Holdings	947,000	1,080,985
China Mobile, ADR	8,020	407,817
Hutchison Whampoa	97,900	493,837
Johnson Electric Holdings	1,015,500	172,235
Yue Yuen Industrial Holdings	189,000	374,526
		2,529,400
Italy—3.9%
Banco Popolare	49,630	341,491
ENI	25,925	603,259
Finmeccanica	63,986	968,595
Mediaset	133,910	754,337
UniCredit	164,010	397,828
Unipol Gruppo Finanziario	307,447	463,692
		3,529,202
Japan—23.1%
Aeon	88,900	890,444
Astellas Pharma	9,400	382,499
Canon	14,759	463,308
Central Japan Railway	127	1,097,645
Chiyoda	87,700	487,289

10

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Chuo Mitsui Trust Holdings	154,700	756,039
Daiwa House Industry	84,000	821,919
Dentsu	203	418,186
JS Group	45,700	707,449
KDDI	155	1,103,970
Mediceo Paltac Holdings	38,800	467,589
Mitsubishi Chemical Holdings	160,000	706,107
Mitsubishi Rayon	139,000	419,213
Mitsubishi UFJ Financial Group	247,700	1,536,960
Murata Manufacturing	8,000	313,599
NGK Spark Plug	66,400	532,150
Nissan Motor	85,800	310,768
Nomura Holdings	96,900	799,066
Nomura Research Institute	21,000	398,551
Ricoh	42,700	543,800
Rohm	11,200	565,549
Sekisui Chemical	43,300	270,459
Sharp	48,000	344,104
Shimamura	6,100	471,942
Sumitomo	10,000	88,132
Sumitomo Mitsui Financial Group	380	1,646,069
Takashimaya	50,000	378,707
Takata	38,000	268,308
Takeda Pharmaceutical	11,400	591,346
THK	32,900	345,714
Tokyo Electron	13,500	474,097
Tokyo Gas	125,900	637,995
Toyota Motor	31,200	1,021,264
Yamaha Motor	47,200	495,273
Yamato Holdings	25,000	325,982
		21,081,492
Malaysia—.6%
Malayan Banking	357,000	529,574

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Netherlands—3.0%
Aegon	46,164	290,370
Koninklijke DSM	18,340	467,168
Koninklijke Philips Electronics	21,110	405,826
Royal Dutch Shell, Cl. A	61,912	1,613,636
		2,777,000
Norway—.5%
StatoilHydro	27,350	444,890
Russia—.3%
Gazprom, ADR	18,220	259,635
Singapore—1.5%
DBS Group—Rights	72,615 [a]	151,203
DBS Group Holdings	145,230	848,750
Oversea-Chinese Banking	101,000	351,897
		1,351,850
South Africa—.4%
Nedbank Group	37,412	386,463
South Korea—2.7%
Hyundai Motor	8,598	276,784
KB Financial Group, ADR	14,280 [a]	374,136
Korea Electric Power, ADR	27,310	317,069
KT, ADR	30,780	451,543
Samsung Electronics	1,874	680,483
SK Telecom, ADR	21,040	382,507
		2,482,522
Spain—.2%
Banco Santander	19,887	186,596
Sweden—1.1%
Sandvik	77,700	481,452
Svenska Cellulosa, Cl. B	57,700	487,038
		968,490
Switzerland—8.1%
Adecco	9,050	304,232
Ciba Holding	3,546	159,917
Clariant	68,435	458,441

12

Common Stocks (continued)	Shares	Value ($)

Switzerland (continued)
Nestle	50,350	1,967,924
Novartis	61,979	3,068,815
Swiss Reinsurance	13,490	637,522
UBS	54,064 [a]	753,803
		7,350,654
Taiwan—.7%
Compal Electronics	680,711	362,011
United Microelectronics	1,178,000	270,170
		632,181
United Kingdom—18.3%
Anglo American	54,121	1,202,983
BP	311,206	2,353,520
Centrica	374,150	1,430,907
Debenhams	95,313	33,574
Friends Provident	204,007	252,541
GlaxoSmithKline	107,403	1,983,511
HSBC Holdings	143,140	1,362,395
Kingfisher	178,804	347,052
Old Mutual	522,000	412,779
Punch Taverns	80,787	67,368
Royal Bank of Scotland Group	157,780	112,063
Royal Dutch Shell, Cl. A	33,269	863,378
Tesco	220,060	1,139,011
Unilever	90,830	2,062,033
Vodafone Group	1,319,411	2,636,811
WPP	75,610	437,552
		16,697,478
Total Common Stocks
(cost $128,503,626)		86,450,214

Preferred Stocks—1.5%

Germany
Henkel & Co.
(cost $1,921,459)	43,150	1,354,960

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,250,000)	1,250,000 [b]	1,250,000

Total Investments (cost $131,675,085)	97.8%	89,055,174
Cash and Receivables (Net)	2.2%	2,037,948
Net Assets	100.0%	91,093,122

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	20.4	Telecommunication Services	7.2
Health Care	10.6	Information Technology	6.7
Energy	10.3	Utilities	6.5
Consumer Staples	9.9	Materials	6.4
Consumer Discretionary	9.6	Money Market Investment	1.4
Industrial	8.8		97.8

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments:
Unaffiliated issuers	130,425,085	87,805,174
Affiliated issuers	1,250,000	1,250,000
Cash		282,425
Cash denominated in foreign currencies	1,298,815	1,291,811
Receivable for investment securities sold		335,588
Dividends and interest receivable		309,101
Receivable for shares of Beneficial Interest subscribed		46,177
Unrealized appreciation on forward
currency exchange contracts—Note 4		228
Prepaid expenses		1,780
		91,322,284

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		148,063
Payable for investment securities purchased		28,599
Payable for shares of Beneficial Interest redeemed		12,492
Unrealized depreciation on forward
currency exchange contracts—Note 4		24
Accrued expenses		39,984
		229,162

Net Assets ($)		91,093,122

Composition of Net Assets ($):
Paid-in capital		147,987,507
Accumulated undistributed investment income—net		3,671,106
Accumulated net realized gain (loss) on investments		(17,936,048)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(42,629,443)

Net Assets ($)		91,093,122

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	49,867,945	41,225,177
Shares Outstanding	5,670,577	4,698,452

Net Asset Value Per Share ($)	8.79	8.77

See notes to financial statements.

The Portfolio 15

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $520,458 foreign taxes withheld at source):
Unaffiliated issuers	5,394,982
Affiliated issuers	55,022
Interest	9,974
Total Income	5,459,978
Expenses:
Investment advisory fee—Note 3(a)	1,352,265
Custodian fees—Note 3(b)	203,531
Distribution fees—Note 3(b)	152,261
Professional fees	49,567
Prospectus and shareholders’ reports	18,646
Trustees’ fees and expenses—Note 3(c)	10,282
Shareholder servicing costs—Note 3(b)	5,582
Loan commitment fees—Note 2	1,767
Interest expense—Note 2	1,649
Miscellaneous	24,969
Total Expenses	1,820,519
Less—reduction in fees due to earnings credits—Note 1(c)	(4,807)
Net Expenses	1,815,712
Investment Income—Net	3,644,266

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(17,293,236)
Net realized gain (loss) on forward currency exchange contracts	128
Net Realized Gain (Loss)	(17,293,108)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(47,886,464)
Net Realized and Unrealized Gain (Loss) on Investments	(65,179,572)
Net (Decrease) in Net Assets Resulting from Operations	(61,535,306)
See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	3,644,266	3,230,263
Net realized gain (loss) on investments	(17,293,108)	27,352,115
Net unrealized appreciation
(depreciation) on investments	(47,886,464)	(22,437,896)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(61,535,306)	8,144,482

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,920,176)	(1,825,090)
Service Shares	(1,416,302)	(1,249,526)
Net realized gain on investments:
Initial Shares	(14,668,614)	(14,659,613)
Service Shares	(12,285,277)	(11,179,479)
Total Dividends	(30,290,369)	(28,913,708)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	15,111,981	34,440,848
Service Shares	17,272,345	39,126,121
Dividends reinvested:
Initial Shares	16,588,790	16,484,703
Service Shares	13,701,579	12,429,005
Cost of shares redeemed:
Initial Shares	(33,408,036)	(56,488,732)
Service Shares	(27,737,249)	(42,923,699)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	1,529,410	3,068,246
Total Increase (Decrease) in Net Assets	(90,296,265)	(17,700,980)

Net Assets ($):
Beginning of Period	181,389,387	199,090,367
End of Period	91,093,122	181,389,387
Undistributed investment income—net	3,671,106	3,331,717

The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2008	2007

Capital Share Transactions:
Initial Shares
Shares sold	1,319,997	1,871,197
Shares issued for dividends reinvested	1,324,983	963,454
Shares redeemed	(2,804,043)	(3,094,678)
Net Increase (Decrease) in Shares Outstanding	(159,063)	(260,027)

Service Shares
Shares sold	1,316,595	2,142,942
Shares issued for dividends reinvested	1,095,250	727,268
Shares redeemed	(2,300,880)	(2,410,785)
Net Increase (Decrease) in Shares Outstanding	110,965	459,425
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	17.43	19.50	17.49	15.85	13.54
Investment Operations:
Investment income—net[a]	.34	.31	.29	.22	.16
Net realized and unrealized
gain (loss) on investments	(5.94)	.44	3.44	1.64	2.54
Total from Investment Operations	(5.60)	.75	3.73	1.86	2.70
Distributions:
Dividends from investment income—net	(.35)	(.31)	(.26)	—	(.16)
Dividends from net realized
gain on investments	(2.69)	(2.51)	(1.46)	(.22)	(.23)
Total Distributions	(3.04)	(2.82)	(1.72)	(.22)	(.39)
Net asset value, end of period	8.79	17.43	19.50	17.49	15.85

Total Return (%)	(37.32)	4.15	22.60	11.89	20.02

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	1.19	1.19	1.20	1.25
Ratio of net expenses
to average net assets	1.23[b]	1.18	1.18	1.17	1.24
Ratio of net investment income
to average net assets	2.79	1.69	1.59	1.39	1.08
Portfolio Turnover Rate	55.27	66.08	60.27	54.32	44.05

Net Assets, end of period ($ x 1,000)	49,868	101,614	118,733	94,988	88,713

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Portfolio 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Service Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	17.39	19.47	17.47	15.86	13.56
Investment Operations:
Investment income—net[a]	.32	.27	.24	.18	.06
Net realized and unrealized
gain (loss) on investments	(5.94)	.44	3.45	1.65	2.62
Total from Investment Operations	(5.62)	.71	3.69	1.83	2.68
Distributions:
Dividends from investment income—net	(.31)	(.28)	(.23)	—	(.15)
Dividends from net realized
gain on investments	(2.69)	(2.51)	(1.46)	(.22)	(.23)
Total Distributions	(3.00)	(2.79)	(1.69)	(.22)	(.38)
Net asset value, end of period	8.77	17.39	19.47	17.47	15.86

Total Return (%)	(37.48)	3.92	22.39	11.69	19.83

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.48	1.44	1.44	1.45	1.49
Ratio of net expenses
to average net assets	1.48[b]	1.39	1.38	1.36	1.39
Ratio of net investment income
to average net assets	2.58	1.49	1.33	1.10	.44
Portfolio Turnover Rate	55.27	66.08	60.27	54.32	44.05

Net Assets, end of period ($ x 1,000)	41,225	79,776	80,358	54,255	34,119

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the InternationalValue Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser.

Effective July 1,2008,BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the portfolio by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in

22

which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the portfolio’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	61,688,933	0
Level 2—Other Significant
Observable Inputs	27,366,241	204
Level 3—Significant
Unobservable Inputs	0	0
Total	89,055,174	204

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management banks whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital,and adverse political and economic developments.

24

Moreover, securities issued in these markets may be less liquid, subject to government ownership controls,delayed settlements,and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the portfolio did not have any liabilities for any unrecognized tax positions. The portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,671,106, accumulated capital losses $9,980,117 and unrealized depreciation $45,466,538. In addition, the portfolio had $5,118,836 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $13,619,753 and $8,109,647 and long-term capital gains $16,670,616 and $20,804,061, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses and dividend reclassification, the portfolio increased accumulated undistributed investment income-net by $31,601 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the portfolio participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the portfolio participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing.

26

The average daily amount of borrowings outstanding under the Facilities during the period ended December 31, 2008, was approximately $42,300 with a related weighted average annualized interest rate of 3.89% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2008, Service shares were charged $152,261 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $514 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (continued)

to portfolio subscriptions and redemptions. During the period ended December 31, 2008, the portfolio was charged $71 pursuant to the cash management agreement.

The portfolio compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $203,531 pursuant to the custody agreement.

During the period ended December 31, 2008, the portfolio was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $74,282, Rule 12b-1 distribution plan fees $8,358, custody fees $64,146, chief compliance officer fees $1,197 and transfer agency per account fees $80.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2008, amounted to $73,100,408 and $95,398,540, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if

28

the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperfor-mance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at December 31, 2008:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)

Sales:
British Pound,
expiring 1/2/2009	10,971	16,001	15,773	228
Euro,
expiring 1/2/2009	43,155	59,964	59,988	(24)
Total				204

At December 31, 2008, the cost of investments for federal income tax purposes was $134,512,180; accordingly, accumulated net unrealized depreciation on investments was $45,457,006, consisting of $1,527,371 gross unrealized appreciation and $46,984,377 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts

The Portfolio 29

NOTES TO FINANCIAL STATEMENTS (continued)

of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Value Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York February 10, 2009

The Portfolio 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended December 31, 2008:

— the total amount of taxes paid to foreign countries was $510,330

— the total amount of income sourced from foreign countries was $3,613,811.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2008 calendar year with Form 1099-DIV which will be mailed by January 31, 2009.Also, the portfolio hereby designates $1.6640 per share as a long-term capital gain distribution and $1.0250 per share as a short-term capital gain distribution paid on March 31, 2008.

32

BOARD MEMBERS INFORMATION (Unaudited)

The Portfolio 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

34

The Portfolio 35

OFFICERS OF THE FUND (Unaudited)

36

The Portfolio 37

For More Information

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus Variable Investment Fund, Money Market Portfolio

ANNUAL REPORT December 31, 2008

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents

THE PORTFOLIO

2	A Letter from the CEO

3	Discussion of Performance

6	Understanding Your Portfolio’s Expenses

6	Comparing Your Portfolio’s Expenses With Those of Other Funds

7	Statement of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Board Members Information

25	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Money Market Portfolio

The Portfolio

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the financial markets. A credit crunch that began in 2007 exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs. Money market funds were not immune to the downturn, and several U.S. money market funds were unable to maintain a stable net asset value. The federal government subsequently stepped in with a program for guaranteeing participating funds’ assets at stated levels, while others received financial support from their sponsors.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Portfolio and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Variable Investment Fund, Money Market Portfolio produced a yield of 2.50% . Taking into account the effects of compounding, the portfolio provided an effective yield of 2.53% for the same period.1

Money market yields declined over the reporting period along with short-term interest rates in a weakening U.S. economy.The portfolio also was affected by an intensifying global financial crisis, which produced turmoil in the commercial paper market.

The Portfolio’s Investment Approach

The portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the portfolio invests in a diversified selection of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and other short-term corporate and bank obligations of domestic and foreign issuers and dollar-denominated obligations issued or guaranteed by one or more foreign governments or their agencies, including obligations of supranational entities.

Interest Rates Fell as U.S. Economy Struggled

Slumping U.S. housing markets, sluggish consumer spending and resurgent energy prices already had produced a weaker U.S. economy by the start of 2008.As a result, the Federal Reserve Board (the “Fed”) had reduced the overnight federal funds rate in the final months of 2007 from 5.25% to 4.25% .

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

Additional evidence of economic weakness mounted as 2008 began, and the credit crisis intensified when institutional investors de-levered their portfolios to raise cash. Despite aggressive easing by the Fed and an economic stimulus package from Congress, job losses and delever-aging pressures intensified during the first quarter of 2008. In March, the Fed participated in the rescue of investment bank Bear Stearns and made funds available to Wall Street firms in an unprecedented program allowing the use of mortgage-backed securities as collateral. Nonetheless, unemployment continued to rise.

After a brief market rally in the spring,reports of additional write-downs by major banks in June and greater-than-expected losses by mortgage agencies Fannie Mae and Freddie Mac in July sparked renewed volatility in the stock and bond markets.The bad news continued to mount in August, including another jump in the unemployment rate.

September ranked as one of the most challenging months in memory, as financial institutions found themselves unable to obtain short-term funding for their operations. In the ensuing tumult, the U.S. government effectively nationalized Fannie Mae, Freddie Mac and insurer AIG, Lehman Brothers Holdings filed for bankruptcy, Washington Mutual was seized by regulators and Merrill Lynch and Wachovia were sold to former rivals. The U.S. Treasury Department proposed and Congress passed the $700 billionTroubled Assets Relief Program (TARP) to shore up the nation’s banking system. It later was announced that U.S. GDP contracted by a –0.50% annualized rate in the third quarter.

Money Markets Suffered in the Financial Crisis

Money market funds were not immune to the financial crisis. The Lehman Brothers bankruptcy led to challenging liquidity conditions in the commercial paper market, threatening to force some funds’ net asset values below $1 per share. Although at least one money market fund did so, most affected funds’ sponsors stepped in with cash infusions that maintained stable net asset values. The U.S. government implemented the Temporary Guarantee Program specifically for money market funds to shore up investor confidence. Consequently, the commercial paper market began to stabilize, as evidenced by rising trading activity.

4

In October, the Fed and other central banks around the world implemented a coordinated rate cut to combat spreading global economic weakness. Nonetheless, the economic downturn gained momentum, and retailers suffered through their worst holiday season in many years. Meanwhile, the National Bureau of Economic Research officially declared that the U.S. economy has been in a recession since late 2007, a pronouncement that appeared to be confirmed by more severe job losses and a rise in the unemployment rate to 7.20% in December, its highest level since 1993.The Fed followed up with additional reductions before year-end, and the target for the federal funds rate ended 2008 at between 0% and 0.25%, a record low.

Maintaining a Cautious Posture

For most of the reporting period, we maintained the portfolio’s weighted average maturity in a position we considered longer than industry averages. September’s developments constrained our ability to find longer-dated money market instruments at reasonable prices, and we shifted the portfolio’s focus to instruments with overnight maturi-ties.We subsequently have maintained the portfolio’s weighted average maturity in a range that is modestly shorter than industry averages.

We currently expect reduced liquidity and tighter loan standards to dampen economic growth well into 2009.Therefore, we intend to maintain the portfolio’s conservative credit posture and a focus on liquidity.

January 15, 2009

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency.Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Money Market Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

The Portfolio 5

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund,Money Market Portfolio from July 1,2008 to December 31,2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

Expenses paid per $1,000†	$ 2.88
Ending value (after expenses)	$1,009.30

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

Expenses paid per $1,000†	$ 2.90
Ending value (after expenses)	$1,022.27

† Expenses are equal to the portfolio’s annualized expense ratio of .57%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2008

	Principal
Commercial Paper—76.8%	Amount ($)	Value ($)

ABN-AMRO North America Finance Inc.
2.08%, 3/11/09	10,000,000	9,960,325
Allied Irish Banks
3.07%, 2/6/09	10,000,000	9,969,800
Atlantic Asset Securitization LLC
1.76%, 2/5/09	10,000,000 [a]	9,982,986
Atlantis One Funding Corp.
2.01%, 2/3/09	10,000,000 [a]	9,981,667
Bank of America Corp.
2.01%, 2/12/09	12,000,000	11,972,000
Barclays U.S. Funding Corp.
3.75%, 1/22/09	10,000,000	9,978,329
BNP Paribas Finance Inc.
0.01%, 1/2/09	10,000,000	9,999,997
Cancara Asset Securitisation Ltd.
3.28%, 1/28/09	12,000,000 [a]	11,970,750
Citigroup Funding Inc.
3.15%, 3/9/09	10,000,000	9,942,213
Edison Asset Securitization LLC
3.02%, 1/28/09	8,000,000 [a]	7,982,000
Fairway Finance Company LLC
1.61%, 2/6/09	9,000,000 [a]	8,985,600
General Electric Capital Corp.
2.52%, 2/4/09	8,000,000	7,981,111
Gotham Funding Corp.
1.76%, 2/18/09	10,000,000 [a]	9,976,667
Hannover Funding Company LLC
2.35%, 1/7/09	12,000,000 [a]	11,995,300
LMA Americas LLC
2.06%, 2/19/09	10,000,000 [a]	9,972,097
Market Street Funding LLC
2.51%, 1/15/09	12,000,000 [a]	11,988,333
Prudential Funding LLC
0.04%, 1/2/09	10,000,000	9,999,989

The Portfolio 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Salisbury Receivables Company LLC
1.81%, 2/6/09	5,000,000 [a]	4,991,000
Santander Central Hispano Finance (Delaware) Inc.
1.76%, 3/17/09	9,040,000	9,007,042
Sheffield Receivables Corp.
1.81%, 2/6/09	5,000,000 [a]	4,991,000
UBS Finance Delaware LLC
0.01%, 1/2/09	10,000,000	9,999,997
Unicredit Delaware Inc.
3.07%, 3/16/09	10,000,000	9,937,922
Working Capital Management Co. L.P.
2.77%, 2/6/09	12,000,000 [a]	11,967,000
Total Commercial Paper
(cost $223,533,125)		223,533,125

Corporate Notes—5.2%

General Electric Capital Corp.
0.50%, 1/27/09	5,000,000 [b]	5,000,000
Wachovia Bank, N.A.
1.54%, 3/23/09	10,000,000 [b]	9,991,058
Total Corporate Notes
(cost $14,991,058)		14,991,058

Time Deposits—6.9%

Compass Bank (Grand Cayman)
0.03%, 1/2/09	10,000,000	10,000,000
Marshall & Ilsley Bank
Milwaukee, WI (Grand Cayman)
0.02%, 1/2/09	10,000,000	10,000,000
Total Time Deposits
(cost $20,000,000)		20,000,000

8

	Principal
Repurchase Agreement—8.6%	Amount ($)	Value ($)

Goldman, Sachs & Co.
.002%, dated 12/31/08, due 1/2/09 in the
amount of $25,000,003 (fully collateralized
by $16,033,000 U.S. Treasury Bonds,
8.875%, due 2/15/19, value $25,500,026)
(cost $25,000,000)	25,000,000	25,000,000

Total Investments (cost $283,524,183)	97.5%	283,524,183

Cash and Receivables (Net)	2.5%	7,408,815

Net Assets	100.0%	290,932,998

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2008, these securities amounted to $114,784,400 or 39.5% of net assets.
b Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Banking	59.8	Foreign/Governmental	3.4
Asset-Backed/Multi-Seller Programs	17.8	Insurance	3.4
Repurchase Agreement	8.6
Finance	4.5		97.5

† Based on net assets.
See notes to financial statements.

The Portfolio 9

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments—Note 1(b)	283,524,183	283,524,183
Cash		7,809,137
Interest receivable		4,416
Prepaid expenses		54,441
		291,392,177

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		104,063
Payable for shares of Beneficial Interest redeemed		312,080
Accrued expenses		43,036
		459,179

Net Assets ($)		290,932,998

Composition of Net Assets ($):
Paid-in capital		290,944,752
Accumulated net realized gain (loss) on investments		(11,754)

Net Assets ($)		290,932,998

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		290,944,683
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

10

STATEMENT OF OPERATIONS Year Ended December 31, 2008

Investment Income ($):
Interest Income	9,247,773
Expenses:
Investment advisory fee—Note 2(a)	1,492,523
Custodian fees—Note 2(a)	67,526
Treasury insurance expense—Note 1(e)	47,121
Professional fees	40,090
Trustees’ fees and expenses—Note 2(b)	19,940
Prospectus and shareholders’ reports	7,965
Shareholder servicing costs—Note 2(a)	4,744
Miscellaneous	14,345
Total Expenses	1,694,254
Less—reduction in fees due to earnings credits—Note 1(b)	(7,326)
Net Expenses	1,686,928
Investment Income—Net	7,560,845

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	10,725
Net Increase in Net Assets Resulting from Operations	7,571,570

See notes to financial statements.

The Portfolio 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	7,560,845	13,363,795
Net realized gain (loss) on investments	10,725	1,134
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,571,570	13,364,929

Dividends to Shareholders from ($):
Investment income—net	(7,560,845)	(13,403,840)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	244,021,667	723,408,303
Dividends reinvested	7,560,845	13,403,840
Cost of shares redeemed	(261,462,813)	(587,271,974)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(9,880,301)	149,540,169
Total Increase (Decrease) in Net Assets	(9,869,576)	149,501,258

Net Assets ($):
Beginning of Period	300,802,574	151,301,316
End of Period	290,932,998	300,802,574

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.025	.048	.045	.026	.008
Distributions:
Dividends from investment income—net	(.025)	(.048)	(.045)	(.026)	(.008)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.54	4.86	4.58	2.65	.80

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.57	.55	.57	.59	.60
Ratio of net expenses
to average net assets	.57[a]	.55[a]	.57[a]	.59[a]	.60[a]
Ratio of net investment income
to average net assets	2.53	4.75	4.56	2.66	.77

Net Assets, end of period ($ x 1,000)	290,933	300,803	151,301	131,210	104,229

a Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Portfolio 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Money Market Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the portfolio by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York Mellon (formerly, The Bank of New York).

It is the portfolio’s policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

14

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the portfolio’s investments.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS (continued)

cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of December 31, 2008 in valuing the portfolio’s investments carried at fair value:

Investments in
Valuation Inputs	Securities ($)

Level 1—Quoted Prices	0
Level 2—Other Significant Observable Inputs	283,524,183
Level 3—Significant Unobservable Inputs	0
Total	283,524,183

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The portfolio has arrangements with the custodian and cash management banks whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset

16

custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended December 31, 2008, the portfolio did not have any liabilities for any unrecognized tax positions. The portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008 the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $11,754 is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $10,957 of the carryover expires in fiscal 2010, $17 expires in fiscal 2011, $65 expires in fiscal 2013 and $715 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were all ordinary income.

At December 31, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The portfolio has entered into a Guarantee Agreement with the United States Department of theTreasury (the“Treasury”) to participate in theTreasury’sTemporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the portfolio held by shareholders as of September 19, 2008 at $1.00 per share if the portfolio’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the portfolio liquidates. Recovery under the Program is subject to certain conditions and limitations.

18

Portfolio shares acquired by investors after September 19, 2008 that increase the number of portfolio shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, portfolio shares acquired by investors who did not hold portfolio shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, has been extended by the Treasury until April 30, 2009, after which the Secretary of theTreasury will review the need for, and terms of, the Program. Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .015% and .022%, respectively, of the portfolio’s shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense is being borne by the portfolio without regard to any expense limitation currently in effect.

NOTE 2—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time. During the period ended December 31, 2008, there was no expense reimbursement pursuant to the undertaking.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $347 pursuant to the transfer agency agreement.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended December 31, 2008, the portfolio was charged $31 pursuant to the cash management agreement.

The portfolio compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $67,526 pursuant to the custody agreement.

During the period ended December 31, 2008, the portfolio was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fee $102,815, chief compliance officer fees $1,197 and transfer agency per account fees $51.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DreyfusVariable Investment Fund, Money Market Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years,in conformity with U.S. generally accepted accounting principles.

New York, New York February 10, 2009

The Portfolio 21

BOARD MEMBERS INFORMATION (Unaudited)

22

The Portfolio 23

BOARD MEMBERS INFORMATION (Unaudited) (continued)

24

OFFICERS OF THE FUND (Unaudited)

The Portfolio 25

OFFICERS OF THE FUND (Unaudited) (continued)

26

NOTES

For More Information

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the portfolio voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus Variable Investment Fund, Quality Bond Portfolio

ANNUAL REPORT December 31, 2008

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents

THE PORTFOLIO

2	A Letter from the CEO

3	Discussion of Performance

6	Portfolio Performance

8	Understanding Your Portfolio’s Expenses

8	Comparing Your Portfolio’s Expenses With Those of Other Funds

9	Statement of Investments

25	Statement of Financial Futures

25	Statement of Options Written

26	Statement of Assets and Liabilities

27	Statement of Operations

28	Statement of Changes in Net Assets

30	Financial Highlights

32	Notes to Financial Statements

46	Report of Independent Registered Public Accounting Firm

47	Board Members Information

50	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Quality Bond Portfolio

The Portfolio

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the financial markets. A credit crunch that began in 2007 exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs. U.S. government securities generally fared well in the ensuing “flight to quality,” but riskier bond market sectors suffered sharp price declines.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations.In previous recessions,however,the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them.That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

DISCUSSION OF PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by David Bowser and Peter Vaream, Portfolio Managers

Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Variable Investment Fund, Quality Bond Portfolio’s Initial shares achieved a total return of –4.18%,and its Service shares achieved a total return of –4.46% .1 The Barclays Capital U.S.Aggregate Bond Index (the “Index”), the portfolio’s benchmark, achieved a total return of 5.24% for the same period.2

With the notable exception of U.S.Treasury securities, most sectors of the U.S. bond market suffered in 2008 as a financial crisis intensified, nearly leading to the collapse of the U.S. and global banking systems. The portfolio produced lower returns than its benchmark, due to its underweight position in U.S.Treasury securities relative to the benchmark and exposure to higher yielding bond market sectors that fared poorly in the downturn.

The Portfolio’s Investment Approach

The portfolio seeks to maximize total return consisting of capital appreciation and current income. To achieve this objective, the portfolio normally invests at least 80% of its assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations and asset-backed securities that, when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instrumen-talities.The portfolio may also invest up to 10% of its net assets in non-dollar-denominated foreign securities and up to 20% of its assets in the securities of foreign issues collectively.

Global Financial Crisis Sparked Broad Declines

A credit crunch that began in the sub-prime mortgage market in 2007 developed into a full-blown global financial crisis over the summer of 2008, leading to the failures of several major financial institutions and sending repercussions throughout the world’s credit markets. As the

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

crisis came close to spinning out of control in September, very difficult liquidity conditions in various markets, including the interbank lending market, nearly led to the collapse of the global banking system. Unprecedented interventions by government and monetary authorities, which pumped billions of dollars of liquidity into the system and rescued struggling corporations, helped thaw frozen credit markets by year-end. These efforts included the Troubled Asset Relief Program (“TARP”) from the U.S. Congress and coordinated cuts of short-term interest rates by central banks, including the Federal Reserve Board, which reduced its target for the overnight federal funds rate to the unprecedented low level of 0% to 0.25% .

Meanwhile, slumping housing markets, rising unemployment and sharply lower consumer confidence exacerbated a downturn in the U.S. economy. Commodity prices that had soared over the first half of 2008 plummeted over the second half when demand abated for energy and construction materials worldwide. In November, the National Bureau of Economic Research officially declared that the U.S. economy has been mired in recession since late 2007.

As market conditions deteriorated, many highly leveraged institutional investors were forced to de-lever their portfolios, selling their more liquid investments to raise cash for margin calls and redemption requests. Consequently, selling pressure intensified even among fundamentally sound fixed-income securities, leading to broadly lower prices for corporate bonds, asset-backed securities, mortgage-backed securities and the sovereign debt of developing nations. Lower-rated bonds were particularly hard-hit. U.S. Treasury securities were a notable exception, gaining considerable value as risk-averse investors flocked to the relatively safe haven provided by U.S. government-backed investments.

Sector Allocation Strategies Weighed on Performance

The portfolio’s longstanding preference for higher yielding bond market sectors detracted from its relative performance in this challenging environment. Relatively light exposure to U.S.Treasury securities, which we believe offered unappealing yields, and an overweight position in investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities with sound credit fundamentals weighed on the portfolio’s total return despite generating high current yields.

On the other hand, the portfolio’s interest-rate strategies contributed positively to relative performance, as a “bulleted” emphasis on securities with three- to five-year maturities helped it benefit from widening yield differences along the bond market’s maturity range early in the year. Similarly, a modestly long average duration helped the portfolio participate more fully in the benefits of falling U.S. interest rates. Finally, a modest position in non-dollar securities helped capture the benefits of falling interest rates in Europe.

Anticipating a Return to Fundamentals

As of year-end,the financial crisis has persisted and the economic downturn has worsened. However, low expectations among investors for 2009 appear to have already been priced into bond prices, and unexpected good news could spark a market rally.Therefore, we have maintained the portfolio’s overweight exposure to market sectors that we believe have been punished too severely during the downturn.After extensive credit analysis, we have found what we believe to be particularly compelling values among certain commercial mortgage-backed securities and corporate bonds, which we expect to fare well in an eventual recovery.

January 15, 2009

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Quality Bond Portfolio may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-
10 years.The Index does not include fees and expenses to which the portfolio is subject.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	10 Years

Initial shares	(4.18)%	1.84%	3.95%
Service shares	(4.46)%	1.56%	3.73%

The data for Service shares primarily represents the results of Initial shares for the period prior to December 31, 2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Quality Bond Portfolio on 12/31/98 to a $10,000 investment made in the Barclays Capital U.S.Aggregate Index (the “Index”) on that date.

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2008 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 3.90	$ 5.13
Ending value (after expenses)	$965.70	$963.30

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 4.01	$ 5.28
Ending value (after expenses)	$1,021.17	$1,019.91

† Expenses are equal to the portfolio’s annualized expense ratio of .79% for Initial shares and 1.04% for Service shares; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2008

	Coupon	Maturity	Principal
Bonds and Notes—120.4%	Rate (%)	Date	Amount ($)		Value ($)

Aerospace & Defense—.2%
Raytheon,
Sr. Unscd. Notes	5.50	11/15/12	210,000		212,465
Asset-Backed Ctfs./
Auto Receivables—3.7%
AmeriCredit Automobile Receivables
Trust, Ser. 2008-AF, Cl. A2A	4.47	1/12/12	435,000		411,331
AmeriCredit Automobile Receivables
Trust, Ser. 2005-DA, Cl. A3	4.87	12/6/10	237,777		232,805
AmeriCredit Automobile Receivables
Trust, Ser. 2006-BG, Cl. A3	5.21	10/6/11	481,719		468,874
AmeriCredit Prime Automobile
Receivables Trust,
Ser. 2007-1, Cl. E	6.96	3/8/16	256,302	[a]	147,374
AmeriCredit Prime Automobile
Receivables Trust, Ser. 2007-2M,
Cl. A2B	2.26	11/8/10	87,220	[b]	85,657
Capital One Auto Finance Trust,
Ser. 2007-A, Cl. A3B	1.20	8/15/11	347,763	[b]	330,239
Capital One Auto Finance Trust,
Ser. 2006-C, Cl. A3A	5.07	7/15/11	328,231		318,313
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A3A	5.13	4/16/12	895,000		817,411
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A2A	5.29	5/17/10	16,501		16,459
Capital One Auto Finance Trust,
Ser. 2006-A, Cl. A3	5.33	11/15/10	23,960		23,879
Ford Credit Auto Owner Trust,
Ser. 2005-C, Cl. C	4.72	2/15/11	240,000		228,936
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. C	5.47	9/15/12	215,000		144,814
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	250,000	[a]	155,166
Honda Auto Receivables Owner
Trust, Ser. 2008-1, Cl. A2	3.77	9/20/10	175,000		172,491
Honda Auto Receivables Owner
Trust, Ser. 2006-1, Cl. A3	5.07	2/18/10	48,671		48,618
Hyundai Auto Receivables Trust,
Ser. 2007-A, Cl. A3A	5.04	1/17/12	300,000		295,045
Triad Auto Receivables Owner
Trust, Ser. 2006-A, Cl. A3	4.77	1/12/11	392,424		387,996

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Auto Receivables (continued)
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. D	5.65	2/20/13	610,000		290,519
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	325,000		319,699
					4,895,626
Asset-Backed Ctfs./Credit Cards—.7%
American Express Credit Account
Master Trust, Ser. 2007-6, Cl. C	1.59	1/15/13	1,400,000	[a,b]	913,172
Asset-Backed Ctfs./
Home Equity Loans—2.3%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	501,711	[b]	394,060
Citicorp Residential Mortgage
Securities, Ser. 2006-2, Cl. A2	5.56	9/25/36	950,000	[b]	909,131
CS First Boston Mortgage
Securities, Ser. 2005-C4, Cl. AAB	5.07	8/15/38	390,000	[b]	319,254
GSAA Home Equity Trust,
Ser. 2006-7, Cl. AV1	0.55	3/25/46	132,378	[b]	122,949
JP Morgan Mortgage Acquisition,
Ser. 2007-HE1, Cl. AF1	0.57	3/25/47	583,893	[b]	461,406
Mastr Asset Backed Securities
Trust, Ser. 2006-AM1, Cl. A2	0.60	1/25/36	170,840	[b]	159,253
Ownit Mortgage Loan Asset-Backed
Certificates, Ser. 2005-5, Cl. A2B	0.76	10/25/36	417,636	[b]	325,268
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2	0.73	11/25/35	447,765	[b]	376,426
Sovereign Commercial Mortgage
Securities Trust,
Ser. 2007-C1, Cl. D	5.78	7/22/30	270,000	[a,b]	28,490
					3,096,237
Asset-Backed Ctfs./
Manufactured Housing—.1%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	156,977		135,830
Banks—6.7%
Bank of America,
Jr. Sub. Bonds	8.00	12/29/49	870,000	[b]	626,678
Barclays Bank,
Jr. Sub. Bonds	5.93	9/29/49	460,000	[a,b]	169,350

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
Barclays Bank,
Sub. Bonds		7.70	4/29/49	430,000	[a,b]	284,954
Chevy Chase Bank,
Sub. Notes		6.88	12/1/13	260,000		209,625
Chuo Mitsui Trust & Banking,
Jr. Sub. Notes		5.51	12/29/49	245,000	[a,b]	168,798
Colonial Bank,
Sub. Notes		6.38	12/1/15	500,000		333,853
European Investment Bank,
Sr. Unscd. Notes	NZD	7.00	1/18/12	2,400,000	[c]	1,508,338
M&T Bank,
Sr. Unscd. Bonds		5.38	5/24/12	190,000		174,747
Manufacturers & Traders Trust,
Sub. Notes		5.59	12/28/20	275,000	[b]	197,580
Marshall & Ilsley Bank,
Sub. Notes, Ser. BN		2.48	12/4/12	1,750,000	[b]	1,370,558
NB Capital Trust IV,
Bank Gtd. Cap. Secs.		8.25	4/15/27	620,000		513,983
Royal Bank of Scotland Group,
Jr. Sub. Bonds		6.99	10/29/49	550,000	[a,b]	257,469
Shinsei Finance II,
Unscd. Bonds		7.16	7/29/49	100,000	[a,b]	20,875
Sovereign Bancorp,
Sr. Unscd. Notes		1.73	3/23/10	370,000	[b]	328,632
Sovereign Bancorp,
Sr. Unscd. Notes		4.80	9/1/10	525,000	[b]	471,098
Sumitomo Mitsui Banking,
Sub. Notes	EUR	4.38	7/29/49	210,000	[b,c]	169,103
Sumitomo Mitsui Banking,
Sub. Notes		5.63	7/29/49	255,000	[a,b]	189,093
SunTrust Preferred Capital I,
Bank Gtd. Notes		5.85	12/31/49	435,000	[b]	235,035
Wachovia,
Sub. Notes		6.38	1/15/09	405,000		404,301
Wells Fargo & Co.,
Sub. Notes		6.38	8/1/11	290,000		296,183
Wells Fargo Capital XIII,
Bank Gtd. Secs.		7.70	12/29/49	1,140,000	[b]	941,654
						8,871,907

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Building & Construction—.1%
Masco,
Sr. Unscd. Notes	2.40	3/12/10	240,000	[b]	187,677
Chemicals—.3%
Lubrizol,
Gtd. Notes	4.63	10/1/09	445,000		437,174
Commercial & Professional
Services—1.0%
Donnelley (R.R.) and Sons,
Sr. Unscd. Notes	5.63	1/15/12	430,000		382,673
ERAC USA Finance,
Notes	3.72	4/30/09	110,000	[a,b]	104,943
ERAC USA Finance,
Bonds	5.60	5/1/15	310,000	[a]	228,982
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	500,000	[a]	347,530
ERAC USA Finance,
Notes	7.95	12/15/09	210,000	[a]	200,925
					1,265,053
Commercial Mortgage
Pass-Through Ctfs.—5.9%
Banc of America Commercial
Mortgage, Ser. 2002-2, Cl. A3	5.12	7/11/43	190,000		176,620
Bayview Commercial Asset Trust,
Ser. 2006-SP1, Cl. A1	0.74	4/25/36	59,543	[a,b]	47,039
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	0.83	4/25/34	126,611	[a,b]	92,290
Bayview Commercial Asset Trust,
Ser. 2003-2, Cl. A	1.05	12/25/33	124,188	[a,b]	103,249
Bayview Commercial Asset Trust,
Ser. 2006-2A, Cl. B2	1.94	7/25/36	345,105	[a,b]	173,899
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. B2	2.17	4/25/36	82,676	[a,b]	39,610
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3	3.47	11/25/35	86,523	[a,b]	43,201
Bayview Commercial Asset Trust,
Ser. 2005-4A, Cl. B3	3.97	1/25/36	64,035	[a,b]	19,210
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.69	9/11/38	430,000	[b]	352,123

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Credit Suisse/Morgan Stanley
Commercial Mortgage Certificates,
Ser. 2006-HC1A, Cl. A1	1.39	5/15/23	418,266	[a,b]	335,607
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	950,000	[a]	789,963
Crown Castle Towers,
Ser. 2006-1A, Cl. B	5.36	11/15/36	190,000	[a]	138,700
Crown Castle Towers,
Ser. 2006-1A, Cl. C	5.47	11/15/36	505,000	[a]	355,055
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	240,000	[a]	168,739
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	350,000	[a]	220,500
Global Signal Trust,
Ser. 2006-1, Cl. C	5.71	2/15/36	350,000	[a]	262,500
Global Signal Trust,
Ser. 2006-1, Cl. D	6.05	2/15/36	340,000	[a]	246,415
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	170,000	[a]	116,117
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. B	2.13	3/6/20	1,065,000	[a,b]	685,519
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. E	2.32	3/6/20	395,000	[a,b]	254,121
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. K	2.93	3/6/20	225,000	[a,b]	135,656
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-C1, Cl. A2	4.30	1/15/38	340,000		313,419
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. A2	5.20	12/15/44	725,000		650,544
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.22	11/12/37	165,000	[b]	149,317
Merrill Lynch Mortgage Trust,
Ser. 2002-MW1, Cl. A3	5.40	7/12/34	556,258		542,654
Morgan Stanley Capital I,
Ser. 2005-HQ5, Cl. A2	4.81	1/14/42	460,340		446,371

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	135,000	[a]	95,850
TIAA Seasoned Commercial Mortgage
Trust, Ser. 2007-C4, Cl. A3	6.09	8/15/39	325,000	[b]	280,847
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	359,761		340,423
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C19, Cl. A5	4.66	5/15/44	300,000		263,128
					7,838,686
Diversified Financial Services—8.3%
American Express Credit,
Sr. Unscd. Notes	1.93	11/9/09	315,000	[b]	292,989
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	233,000	[b]	126,320
Amvescap,
Gtd. Notes	5.38	2/27/13	250,000		222,247
Boeing Capital,
Sr. Unscd. Notes	7.38	9/27/10	490,000		511,685
Capmark Financial Group,
Gtd. Notes	5.88	5/10/12	550,000		187,654
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	1,665,000		1,622,699
Citigroup,
Sr. Sub. Bonds	6.00	10/31/33	15,000		13,236
Citigroup,
Sr. Unscd. Notes	6.13	5/15/18	215,000		217,776
Countrywide Home Loans,
Gtd. Notes	4.13	9/15/09	210,000		207,574
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	5/29/49	481,000	[b]	224,796
General Electric Capital,
Sr. Unscd. Notes	4.52	10/21/10	945,000	[b]	877,709
Goldman Sachs Capital II,
Gtd. Bonds	5.79	12/29/49	315,000	[b]	121,167
Goldman Sachs Group,
Sub. Notes	5.63	1/15/17	195,000		167,779
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	350,000		284,942

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
HSBC Finance Capital Trust IX,
Gtd. Notes	5.91	11/30/35	625,000	[b]	261,795
Janus Capital Group,
Sr. Unscd. Notes	6.25	6/15/12	350,000		280,454
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	440,000		261,836
John Deere Capital,
Sr. Unscd. Notes	2.24	9/1/09	310,000	[b]	302,078
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	445,000		528,318
MBNA,
Sr. Unscd. Notes	6.13	3/1/13	750,000		724,705
Merrill Lynch & Co.,
Sub. Notes	5.70	5/2/17	740,000		656,655
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	570,000		562,799
Morgan Stanley,
Sub. Notes	4.75	4/1/14	705,000		537,718
MUFG Capital Finance 1,
Bank Gtd. Bonds	6.35	7/29/49	250,000	[b]	174,417
NYSE Euronext,
Sr. Unscd. Notes	4.80	6/28/13	320,000		310,693
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	430,000	[a,d]	362,928
SLM,
Sr. Unscd. Notes, Ser. A	4.00	1/15/09	930,000		925,759
Windsor Financing,
Sr. Scd. Notes	5.88	7/15/17	99,793	[a]	105,466
					11,074,194
Electric Utilities—5.1%
Cleveland Electric Illumination,
Sr. Unscd. Notes	5.70	4/1/17	500,000		406,005
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 06-D	5.30	12/1/16	400,000		391,774
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	230,000		232,017
Consumers Energy,
First Mortgage Bonds, Ser. O	5.00	2/15/12	655,000		640,758

The Portfolio 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Electric Utilities (continued)
Enel Finance International,
Gtd. Notes	5.70	1/15/13	185,000	[a]	170,464
Enel Finance International,
Gtd. Bonds	6.25	9/15/17	645,000	[a]	545,542
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	850,000	[a]	607,750
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	245,000		231,735
FPL Group Capital,
Gtd. Debs.	5.63	9/1/11	950,000		963,992
National Grid,
Unsub. Notes	6.30	8/1/16	605,000		527,930
Nevada Power,
Mortgage Notes	6.50	8/1/18	305,000		294,971
Nevada Power,
Mortgage Notes, Ser. R	6.75	7/1/37	265,000		237,786
NiSource Finance,
Gtd. Notes	2.72	11/23/09	260,000	[b]	234,323
NiSource Finance,
Gtd. Notes	5.25	9/15/17	375,000		227,665
Ohio Power,
Sr. Unscd. Notes	4.39	4/5/10	390,000	[b]	365,028
Pacific Gas & Electric,
Sr. Unscd. Notes	6.35	2/15/38	260,000		285,354
Sierra Pacific Power,
Mortgage Notes, Ser. P	6.75	7/1/37	130,000		116,650
Southern,
Sr. Unscd. Notes, Ser. A	5.30	1/15/12	290,000	[d]	293,042
					6,772,786
Environmental Control—.2%
Republic Services,
Sr. Unscd. Notes	6.75	8/15/11	85,000		83,667
USA Waste Services,
Sr. Unscd. Notes	7.00	7/15/28	210,000		174,609
					258,276
Food & Beverages—1.2%
Kraft Foods,
Sr. Unscd. Notes	6.00	2/11/13	100,000		101,714
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	755,000		741,091

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Food & Beverages (continued)
Kroger,
Gtd. Notes		6.15	1/15/20	410,000		405,315
Safeway,
Sr. Unscd. Notes		6.35	8/15/17	410,000		406,027
						1,654,147
Foreign/
Governmental—.1%
Brazilian Government,
Unsub. Bonds	BRL	12.50	1/5/16	250,000	[c]	112,832
Health Care—.8%
Ace INA Holdings,
Gtd. Notes		5.80	3/15/18	255,000		229,883
American Home Products,
Sr. Unscd. Notes		6.95	3/15/11	325,000	[b]	338,621
Community Health Systems,
Gtd. Notes		8.88	7/15/15	205,000		189,625
Coventry Health Care,
Sr. Unscd. Notes		5.95	3/15/17	225,000		117,461
Wellpoint,
Sr. Unscd. Notes		5.88	6/15/17	255,000		232,459
						1,108,049
Machinery—.1%
Atlas Copco,
Sr. Unscd. Bonds		5.60	5/22/17	185,000	[a]	174,074
Media—2.9%
British Sky Broadcasting,
Gtd. Notes		6.88	2/23/09	510,000		512,356
BSKYB Finance UK,
Gtd. Notes		6.50	10/15/35	300,000	[a]	220,932
Comcast,
Gtd. Notes		5.50	3/15/11	530,000		519,047
Comcast,
Gtd. Notes		6.30	11/15/17	425,000		414,426
Cox Communications,
Notes		6.25	6/1/18	405,000	[a]	360,089
News America Holdings,
Gtd. Notes		7.70	10/30/25	425,000		407,076
News America,
Gtd. Notes		6.15	3/1/37	460,000		430,572

The Portfolio 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Media (continued)
News America,
Gtd. Notes	6.65	11/15/37	355,000		352,483
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	670,000		589,928
					3,806,909
Mining—.3%
Alcoa,
Sr. Unscd. Notes	6.00	7/15/13	130,000		117,657
Rio Tinto Finance,
Gtd. Notes	5.88	7/15/13	395,000		314,917
					432,574
Oil & Gas—.4%
Amerada Hess,
Sr. Unscd. Notes	6.65	8/15/11	470,000		470,091
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	90,000		76,500
					546,591
Packaging & Containers—.3%
Ball,
Gtd. Notes	6.88	12/15/12	120,000		119,400
Crown Americas,
Gtd. Notes	7.63	11/15/13	325,000		323,375
					442,775
Property & Casualty Insurance—2.2%
Allstate,
Jr. Sub. Debs.	6.50	5/15/67	170,000	[b]	95,800
Jackson National Life Global,
Sr. Scd. Notes	5.38	5/8/13	270,000	[a]	244,233
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	305,000		227,988
Lincoln National,
Sr. Unscd. Notes	2.18	3/12/10	425,000	[b]	373,370
Lincoln National,
Jr. Sub. Bonds	6.05	4/20/67	1,050,000	[b]	420,518
MetLife,
Sr. Unscd. Notes	5.00	6/15/15	1,050,000		984,851
Nippon Life Insurance,
Notes	4.88	8/9/10	475,000	[a]	465,299

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Property & Casualty
Insurance (continued)
Willis North America,
Gtd. Notes	6.20	3/28/17	155,000		107,538
					2,919,597
Real Estate Investment
Trusts—2.9%
Arden Realty,
Sr. Unscd. Notes	5.25	3/1/15	350,000		289,562
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	470,000		296,327
Commercial Net Realty,
Sr. Unscd. Notes	6.15	12/15/15	210,000		154,923
Duke Realty,
Sr. Unscd. Notes	5.88	8/15/12	450,000	[d]	315,743
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	325,000		213,880
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.00	7/15/12	100,000		80,150
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	475,000		286,476
HRPT Properties Trust,
Sr. Unscd. Notes	2.52	3/16/11	238,000	[b]	174,867
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	185,000		110,253
Mack-Cali Realty,
Sr. Unscd. Notes	5.05	4/15/10	225,000		198,467
Mack-Cali Realty,
Sr. Unscd. Notes	5.25	1/15/12	400,000		310,760
Mack-Cali Realty,
Sr. Unscd. Notes	5.80	1/15/16	400,000	[d]	259,320
Prologis,
Sr. Unscd. Notes	6.63	5/15/18	435,000		208,354
Regency Centers,
Gtd. Notes	5.25	8/1/15	145,000		96,218
Regency Centers,
Gtd. Notes	5.88	6/15/17	120,000		76,108
Simon Property Group,
Sr. Unscd. Notes	5.00	3/1/12	550,000		434,850

The Portfolio 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Real Estate Investment
Trusts (continued)
Simon Property Group,
Sr. Unscd. Notes	5.75	5/1/12	150,000		119,994
WEA Finance,
Sr. Notes	7.13	4/15/18	435,000	[a]	309,053
					3,935,305
Residential Mortgage
Pass-Through Ctfs.—1.3%
ChaseFlex Trust,
Ser. 2006-2, Cl. A1A	5.59	9/25/36	69,804	[b]	67,142
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF7	5.25	8/25/35	937,055	[b]	597,403
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	0.82	5/25/36	240,146	[b]	170,998
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	459,123	[b]	341,138
WaMu Pass-Through Certificates,
Ser. 2005-AR4, Cl. A4B	4.67	4/25/35	575,000	[b]	536,449
					1,713,130
Retail—.2%
CVS Caremark,
Sr. Unscd. Notes	5.75	8/15/11	155,000		155,629
Lowe’s Companies,
Sr. Unscd. Notes	5.60	9/15/12	110,000		111,747
					267,376
State/Territory General Obligation—2.2%
Clark County School District,
GO, Ser. F (Insured; FSA)	5.50	12/15/11	110,000	[e]	121,675
Clark County School District,
GO, Ser. F (Insured; FSA)	5.50	12/15/11	75,000	[e]	82,961
Clark County,
GO (Bond Bank) (Insured; MBIA, Inc.)	5.25	12/1/12	105,000	[e]	117,748
Cypress-Fairbanks Independent
School District, GO, Ser. A
(Schoolhouse) (Insured; PSF-GTD)	5.25	2/15/10	95,000	[e]	99,298
Delaware Housing Authority,
SFMR D-2, Revenue Bonds	5.80	7/1/16	340,000		349,598
Erie Tobacco Asset
Securitization/NY, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	400,000		280,980

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

State/Territory General
Obligation (continued)
Michigan Tobacco Settlement
Finance Authority,
Tobacco Settlement
Asset-Backed Bonds	7.31	6/1/34	1,390,000		808,299
Tobacco Settlement
Authority of Iowa,
Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	670,000		484,872
Tobacco Settlement Finance
Authority of West Virginia,
Tobacco Settlement
Asset-Backed Bonds	7.47	6/1/47	725,000		415,505
Williamson County,
GO, Ser. A (Insured; FSA)	6.00	8/15/10	75,000	[e]	80,679
Wisconsin,
GO, Ser. G (Insured; MBIA, Inc.)	5.00	5/1/13	130,000	[e]	145,829
					2,987,444
Telecommunications—2.1%
AT & T,
Sr. Unscd. Notes	5.60	5/15/18	355,000		362,096
AT & T,
Gtd. Notes	7.30	11/15/11	440,000	[b]	457,439
KPN,
Sr. Unscd. Notes	8.00	10/1/10	115,000		116,105
Telecom Italia Capital,
Gtd. Notes	7.72	6/4/38	180,000		148,198
Telefonica Emisiones,
Gtd. Notes	1.83	6/19/09	250,000	[b]	242,055
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	440,000		402,606
Time Warner,
Gtd. Notes	5.88	11/15/16	900,000		808,065
Verizon Communications,
Sr. Unscd. Notes	8.95	3/1/39	210,000		272,093
					2,808,657
Textiles & Apparel—.3%
Mohawk Industries,
Sr. Unscd. Notes	5.75	1/15/11	400,000		367,258

The Portfolio 21

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed—49.2%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10	132,271 [f]	131,082
5.00%	420,000 [f,g]	431,091
5.50%	11,305,000[f,g]	11,571,730
5.00%, 12/1/35—6/1/37	2,889,881 [f]	2,957,735
6.00%, 11/1/37	3,679,567 [f]	3,795,078
Multiclass Mortgage Participation Ctfs.,
Ser. 2586, Cl. WE, 4.00%, 12/15/32	554,833 [f]	542,003
Multiclass Mortgage Participation Ctfs.
(Interest Only), Ser. 2764,
Cl. IT, 5.00%, 6/15/27	7,390,400 [f,h]	398,321
Federal National Mortgage Association:
4.50%	5,250,000 [f,g]	5,276,250
5.00%	7,075,000 [f,g]	7,229,446
5.50%	8,465,000 [f,g]	8,677,946
4.00%, 5/1/10	586,840 [f]	586,375
5.00%, 11/1/20—11/1/21	3,911,692 [f]	4,027,408
5.50%, 9/1/34—6/1/38	3,431,262 [f]	3,521,730
6.00%, 9/1/22—11/1/37	8,636,341 [f]	8,929,687
7.00%, 6/1/29—9/1/29	91,573 [f]	96,911
Government National Mortgage Association I:
5.50%, 4/15/33—3/15/34	2,322,677	2,400,604
Ser. 2007-46, Cl. A, 3.14%, 11/16/29	387,855	386,796
Ser. 2005-90, Cl. A, 3.76%, 9/16/28	627,621	628,986
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	433,271	435,484
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	785,768	792,239
Ser. 2006-55, Cl. A, 4.25%, 7/16/29	794,966	802,423
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	622,650	628,189
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	493,309	498,631
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29	937,775	948,440
Government National Mortgage Association II:
7.00%, 9/20/28—7/20/29	14,869	15,670
		65,710,255

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Securities—19.3%
U.S. Treasury Bonds:
5.00%, 5/15/37	3,613,000 [d]	5,236,028
6.25%, 8/15/23	1,620,000 [d]	2,210,035
U.S. Treasury Inflation Protected
Securities, 2.00%, 1/15/16	2,810,690 [i]	2,692,554
U.S. Treasury Notes:
3.50%, 5/31/13	160,000 [d]	175,300
4.75%, 8/15/17	8,090,000 [d]	9,675,138
4.88%, 4/30/11	5,243,000 [d]	5,749,689
		25,738,744
Total Bonds and Notes
(cost $172,679,385)		160,684,800

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options
3-Month Floor USD LIBOR-BBA
Interest Rate, January 2009 @ 2.5
(cost $23,578)	9,250,000 [j]	0

	Principal
Short-Term Investments—.6%	Amount ($)	Value ($)

U.S. Treasury Bills;
0.22%, 1/2/09
(cost $759,995)	760,000 [k]	760,000

Other Investment—2.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,795,000)	3,795,000 [l]	3,795,000

The Portfolio 23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—17.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $23,829,709)	23,829,709 [l]	23,829,709

Total Investments (cost $201,087,667)	141.6%	189,069,509
Liabilities, Less Cash and Receivables	(41.6%)	(55,568,410)
Net Assets	100.0%	133,501,099

FSA—Financial Security Assurance
GO—General Obligation
LIBOR-BBA—London Interbank Offered Rate British Bankers’Association
PSF-GTD—Permanent School Fund Guaranteed
SFMR—Single Family Mortgage Revenue

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2008, these securities amounted to $11,106,191 or 8.3% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
EUR—Euro
NZD—New Zealand Dollar
d All or a portion of these securities are on loan.At December 31, 2008, the total market value of the portfolio’s securities on loan is $22,889,897 and the total market value of the collateral held by the portfolio is $23,829,709.
e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
f On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
g Purchased on a forward commitment basis.
h Notional face amount shown.
i Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
j Non-income producing security.
k Held by a broker as collateral for open financial futures positions.
l Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

U.S. Government & Agencies	68.5	State/Government General Obligations	2.2
Corporate Bonds	35.6	Foreign/Governmental	.1
Short-Term/		Options	.0
Money Market Investments	21.2
Asset/Mortgage-Backed	14.0		141.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES December 31, 2008

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2008 ($)

Financial Futures Long
British Long Gilt	22	3,905,425	March 2009	232,600
U.S. Treasury Bonds	12	1,656,563	March 2009	130,577
U.S. Treasury 5 year Notes	16	1,904,875	March 2009	44,932
U.S. Treasury 10 year Notes	15	1,886,250	March 2009	39,844
Financial Futures Short
U.S. Treasury 2 year Notes	28	(6,105,750)	March 2009	(53,906)
				394,047

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN December 31, 2008

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options:
U.S. Treasury 5 Year Notes,
January 2009 @ 118.5	2,200,000 [a]	(26,813)
U.S. Treasury 10 Year Notes,
January 2009 @ 127.5	1,100,000 [a]	(9,797)
Put Options:
U.S. Treasury 5 Year Notes,
January 2009 @ 118.5	2,200,000 [a]	(14,609)
U.S. Treasury 10 Year Notes,
January 2009 @ 127.5	1,100,000 [a]	(29,047)
(Premiums received $95,447)		(80,266)

a Non-income producing security.
See notes to financial statements.

The Portfolio 25

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $22,889,897)—Note 1(c):
Unaffiliated issuers	173,462,958	161,444,800
Affiliated issuers	27,624,709	27,624,709
Cash		113,576
Cash denominated in foreign currencies	5	5
Receivable for investment securities sold		4,856,193
Dividends and interest receivable		1,496,941
Unrealized appreciation on swap contracts—Note 4		75,672
Receivable for shares of Beneficial Interest subscribed		34,502
Unrealized appreciation on forward currency exchange contracts—Note 4		2,500
Prepaid expenses		1,270
		195,650,168

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		96,535
Payable for investment securities purchased		37,616,888
Liability for securities on loan—Note 1(c)		23,829,709
Payable for shares of Beneficial Interest redeemed		208,257
Unrealized depreciation on forward currency exchange contracts—Note 4		126,449
Outstanding options written, at value (premiums received
$95,447)—see Statement of Options Written—Note 4		80,266
Payable for futures variation margin—Note 4		52,946
Other liabilities		86,263
Accrued expenses		51,756
		62,149,069

Net Assets ($)		133,501,099

Composition of Net Assets ($):
Paid-in capital		155,781,984
Accumulated undistributed investment income—net		2,720,819
Accumulated net realized gain (loss) on investments		(13,323,825)
Accumulated net unrealized appreciation (depreciation) on investments, options, swap transactions and foreign currency transactions
(including $394,047 net unrealized appreciation on financial futures)		(11,677,879)

Net Assets ($)		133,501,099

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	100,395,825	33,105,274
Shares Outstanding	9,931,979	3,286,859

Net Asset Value Per Share ($)	10.11	10.07

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Interest	8,648,737
Dividends;
Affiliated issuers	42,062
Income from securities lending	131,061
Total Income	8,821,860
Expenses:
Investment advisory fee—Note 3(a)	1,047,315
Distribution fees—Note 3(b)	100,223
Professional fees	46,247
Custodian fees—Note 3(b)	28,890
Prospectus and shareholders’ reports	25,503
Trustees’ fees and expenses—Note 3(c)	11,894
Shareholder servicing costs—Note 3(b)	5,260
Loan commitment fees—Note 2	250
Miscellaneous	65,487
Total Expenses	1,331,069
Less—reduction in fees due to
earnings credits—Note 1(c)	(64)
Net Expenses	1,331,005
Investment Income—Net	7,490,855

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,756,320)
Net realized gain (loss) on options transactions	(210,754)
Net realized gain (loss) on financial futures	36,712
Net realized gain (loss) on swap transactions	221,033
Net realized gain (loss) on forward currency exchange contracts	509,166
Net Realized Gain (Loss)	(5,200,163)
Net unrealized appreciation (depreciation) on investments,
options transactions, swap transactions and foreign currency transactions (including $424,815 net unrealized
appreciation on financial futures)	(9,604,838)
Net Realized and Unrealized Gain (Loss) on Investments	(14,805,001)
Net (Decrease) in Net Assets Resulting from Operations	(7,314,146)

See notes to financial statements.

The Portfolio 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	7,490,855	8,665,274
Net realized gain (loss) on investments	(5,200,163)	(1,153,931)
Net unrealized appreciation
(depreciation) on investments	(9,604,838)	(1,638,329)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(7,314,146)	5,873,014

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(5,919,879)	(6,690,160)
Service Shares	(1,871,739)	(2,142,188)
Total Dividends	(7,791,618)	(8,832,348)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	25,752,579	17,904,773
Service Shares	3,256,252	21,736,487
Dividends reinvested:
Initial Shares	5,919,879	6,690,160
Service Shares	1,871,739	2,142,188
Cost of shares redeemed:
Initial Shares	(40,317,390)	(47,387,185)
Service Shares	(12,357,851)	(20,498,808)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(15,874,792)	(19,412,385)
Total Increase (Decrease) in Net Assets	(30,980,556)	(22,371,719)

Net Assets ($):
Beginning of Period	164,481,655	186,853,374
End of Period	133,501,099	164,481,655
Undistributed investment income—net	2,720,819	2,511,056

	Year Ended December 31,

	2008	2007

Capital Share Transactions:
Initial Shares
Shares sold	2,357,886	1,604,043
Shares issued for dividends reinvested	555,105	601,017
Shares redeemed	(3,851,873)	(4,263,788)
Net Increase (Decrease) in Shares Outstanding	(938,882)	(2,058,728)

Service Shares
Shares sold	303,256	1,961,886
Shares issued for dividends reinvested	175,960	193,322
Shares redeemed	(1,181,461)	(1,854,465)
Net Increase (Decrease) in Shares Outstanding	(702,245)	300,743

See notes to financial statements.

The Portfolio 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.08	11.25	11.29	11.42	11.50
Investment Operations:
Investment income—net[a]	.51	.53	.49	.39	.37
Net realized and unrealized
gain (loss) on investments	(.96)	(.16)	(.02)	(.11)	.01
Total from Investment Operations	(.45)	.37	.47	.28	.38
Distributions:
Dividends from investment income—net	(.52)	(.54)	(.51)	(.41)	(.46)
Net asset value, end of period	10.11	11.08	11.25	11.29	11.42

Total Return (%)	(4.18)	3.54	4.23	2.48	3.37

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.76	.77	.75	.75	.74
Ratio of net expenses
to average net assets	.76[b]	.72	.63	.60	.74
Ratio of net investment income
to average net assets	4.71	4.78	4.43	3.45	3.30
Portfolio Turnover Rate[c]	391.87	446.13	507.83	504.21	819.75

Net Assets, end of period ($ x 1,000)	100,396	120,446	145,490	158,999	171,424

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2008,
2007, 2006, 2005 and 2004, were 142.10%, 219.54%, 262.26%, 393.37% and 761.92%, respectively.
See notes to financial statements.

		Year Ended December 31,

Service Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.04	11.21	11.25	11.38	11.48
Investment Operations:
Investment income—net[a]	.48	.51	.46	.36	.35
Net realized and unrealized
gain (loss) on investments	(.96)	(.17)	(.02)	(.11)	(.01)
Total from Investment Operations	(.48)	.34	.44	.25	.34
Distributions:
Dividends from investment income—net	(.49)	(.51)	(.48)	(.38)	(.44)
Net asset value, end of period	10.07	11.04	11.21	11.25	11.38

Total Return (%)	(4.46)	3.31	3.90	2.26	3.05

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.02	1.00	.99	.99
Ratio of net expenses
to average net assets	1.01[b]	.97	.88	.84	.99
Ratio of net investment income
to average net assets	4.46	4.51	4.17	3.21	3.06
Portfolio Turnover Rate[c]	391.87	446.13	507.83	504.21	819.75

Net Assets, end of period ($ x 1,000)	33,105	44,035	41,363	47,757	55,585

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2008,
2007, 2006, 2005 and 2004, were 142.10%, 219.54%, 262.26%, 393.37% and 761.92%, respectively.
See notes to financial statements.

The Portfolio 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering seven series, including the Quality Bond Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swap transactions and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio’s securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, not valued by a pricing service approved by the Board ofTrustees, or determined by the portfolio not to reflect accurately fair value are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or com-

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS (continued)

parable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuers and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the portfolio’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	27,624,709	313,781
Level 2—Other Significant
Observable Inputs	161,444,800	(48,277)
Level 3—Significant
Unobservable Inputs	0	0
Total	189,069,509	265,504

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Portfolio 35

NOTES TO FINANCIAL STATEMENTS (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management banks whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2008, The Bank of New York Mellon earned $70,571 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On December 31, 2008, the Board ofTrustees declared a cash dividend of $.035 and $.033 per share for the Initial shares and Service shares, respectively, from undistributed investment income-net payable on January 2, 2009 (ex-dividend date) to shareholders of record as of the close of business on December 31, 2008.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the portfolio did not have any liabilities for any unrecognized tax positions. The portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,618,139, accumulated capital losses $11,094,953 and unrealized depreciation $13,804,071.

The Portfolio 37

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $3,171,594 of the carryover expires in fiscal 2012, $61,980 expires in fiscal 2013, $1,624,385 expires in fiscal 2014, $1,707,613 expires in fiscal 2015 and $4,529,381 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $7,791,618 and $8,832,348, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains/losses, swap periodic payments and foreign currency transactions, the portfolio increased accumulated undistributed investment income-net by $510,526 and decreased accumulated net realized gain (loss) on investments by the same amount.Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the portfolio had the ability to borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participated with other Dreyfus-managed funds in a $100 million unsecured line of credit. Effective May 1, 2008, the portfolio participates with other Dreyfus managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the unsecured line of credit. During the period ended December 31, 2008, the portfolio did not borrow under either line of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .65% of the value of the portfolio’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to participating insurance companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2008, Service shares were charged $100,223 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $554 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended December 31, 2008, the portfolio was charged $64 pursuant to the cash management agreement.

The portfolio compensates The Bank of New York Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $28,890 pursuant to the custody agreement.

The Portfolio 39

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2008, the portfolio was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $73,264, Rule 12b-1 distribution plan fees $6,991, custodian fees $14,957, chief compliance officer fees $1,197 and transfer agency per account fees $126.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts, options transactions and swap transactions, during the period ended December 31, 2008, amounted to $776,030,009 and $794,610,152, respectively, of which $494,625,334 in purchases and $495,668,550 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the portfolio of mortgage related securities that it holds with an agreement by the portfolio to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2008, are set forth in the Statement of Financial Futures.

The portfolio may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss if the price of the financial instrument decreases between those dates.

The Portfolio 41

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the portfolio’s call/put options written for the period ended December 31, 2008.

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain (Loss) ($)

Contracts outstanding
December 31, 2007	—	—
Contracts written	194,790,000	2,051,186
Contracts terminated:
Contracts closed	133,871,000	1,356,436	2,132,475	(776,039)
Contracts expired	54,319,000	599,303	—	599,303
Total contracts
terminated	188,190,000	1,955,739	2,132,475	(176,736)
Contracts outstanding
December 31, 2008	6,600,000	95,447

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The following summarizes open forward currency exchange contracts at December 31, 2008:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation/
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales:
Brazilian Real,
Expiring 1/16/2009	220,000	86,072	93,728	(7,656)
British Pound,
Expiring 1/16/2009	60,000	88,721	86,221	2,500
Euro,
Expiring 1/16/2009	170,000	218,969	236,124	(17,155)
New Zealand Dollar,
Expiring 1/16/2009	2,430,000	1,314,751	1,416,389	(101,638)
Total				(123,949)

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the

The Portfolio 43

NOTES TO FINANCIAL STATEMENTS (continued)

fund is providing credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap.

The following summarizes credit default swaps entered into by the portfolio at December 31, 2008:

Notional	Reference		(Pay)/Receive Unrealized
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration	Appreciation($)

670,000	Reed Elsevier
	Capital, 4.625%,	Deutsche
	6/15/2012	Bank	(0.96) 6/20/2012	52,574
310,000	R.R. Donnelley &
	Sons, 4.95%,	Deutsche
	4/1/2014	Bank	(1.60) 3/20/2012	17,221
120,000	R.R. Donnelley &
	Sons, 4.95%,	J.P. Morgan
	4/1/2014	Chase Bank	(1.70) 12/20/2011	5,877
75,672

The portfolio may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount.At December 31, 2008, there were no open interest rate swaps.

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a national amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the portfolio will receive a payment from or make a payment to the counterparty, respectively. At December 31, 2008, there were no open total return swaps.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At December 31, 2008, the cost of investments for federal income tax purposes was $201,518,039; accordingly, accumulated net unrealized depreciation on investments was $12,448,530, consisting of $3,615,930 gross unrealized appreciation and $16,064,460 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Portfolio 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of DreyfusVariable Investment Fund, Quality Bond Portfolio (one of the series comprising DreyfusVariable Investment Fund) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DreyfusVariable Investment Fund, Quality Bond Portfolio at December 31,2008,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 10, 2009

BOARD MEMBERS INFORMATION (Unaudited)

The Portfolio 47

BOARD MEMBERS INFORMATION (Unaudited) (continued)

The Portfolio 49

OFFICERS OF THE FUND (Unaudited)

The Portfolio 51

NOTES

For More Information

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $148,695 in 2007 and $153,153 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $91,494 in 2007 and $106,582 in 2008. These services consisted of (i) agreed-upon procedures related to compliance with Internal Revenue Code section 817(h) and (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2007 and $-0- in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $24,931 in 2007 and $23,778 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

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The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2007 and $-0- in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2007 and $794 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $-0- in 2007 and $-0- in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,889,332 in 2007 and $12,561,320 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The

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Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Variable Investment Fund

By:	/s/ J. David Officer

J. David Officer,
President

Date:	February 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	February 17, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	February 17, 2009

EXHIBIT INDEX

      (a)(1) Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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